                                                                   EXHIBIT 99.AE



                              ZENITH ELECTRONICS
                                  CORPORATION
                               CHIHUAHUA, MEXICO




                DATE OF INSPECTIONS: MARCH 22 - APRIL 10, 1998

                  EFFECTIVE DATE OF VALUATION: APRIL 1, 1998

                   APPRAISERS: WILLIAM J. GARDNER, JR., ASA
                               MICHAEL J. DIPROSPERO, ASA
                               SCOTT C. LONKART
                               JAMES F. GARDNER
                               LEE ROBINETTE, ASA






                      GREENWICH INDUSTRIAL SERVICES, LLC.
                                611 ACCESS ROAD
                         STRATFORD, CONNECTICUT 06497
                                (203) 380-9367

                               TABLE OF CONTENTS
                               -----------------


                                                                      PAGES
                                                                      -----
1.   LETTER OF TRANSMITTAL                                              1-5

2.   EQUIPMENT                                                         1-59

3.   PHOTOGRAPHS                                                      60-62

4.   CERTIFICATION                                                        I

5.   STATEMENT OF LIMITING CONDITIONS                                    II

6.   DEFINITION OF VALUE                                             III-IV

7.   DEFINITION OF CONDITIONS                                             V

8.   STATEMENT REGARDING THE AMERICAN SOCIETY OF APPRAISERS              VI

May 14, 1998


Mr. Richard Lewis
Director, Quality
Zenith Electronics Corp.
1000 Milwaukee Avenue
Glenview, IL  60025-2493

Re:   Machinery and Equipment Appraisal
      Zenith Electronics Corporation
      Chihuahua, Mexico

Dear Mr. Lewis:

In accordance with your recent request, Greenwich Industrial Services conducted detailed on-site inspections between March 22 and April 10, 1998 of the machinery belonging to Zenith Electronics Corporation, located at Melrose Park, IL, Glenview, IL, Chicago Warehouse Plant #5, Chicago Plant #6, Reynosa, MX, Chihuahua, MX, Ciudad Juarez, MX, and Matamoros, MX. The appraisal consisted of on-site inspections and subsequent office review, research and analysis. The purpose of the inspections was to determine the Forced Liquidation Value, Fair Market Value and Fair Market In-Place Value for corporate decision making purposes. The effective date of this valuation is April 1, 1998.

Greenwich Industrial Services conducted a walk through inspection in February 1998, of the equipment at each of the facilities listed above. The current appraisal is mutually exclusive and supercedes any and all prior assessments. Based on the detailed nature of the current assignment and additional research conducted on the equipment, the values have been altered in numerous instances.

Zenith Electronics Corporation is an international manufacturer of televisions, cable boxes, remote controls and related products. The company has been a well-known producer of electronic components for many years and has significant name brand recognition.

Zenith Electronics Corp.
May 14, 1998
Page 2

The Zenith facilities located in Chihuahua, Mexico consists of three plants, which are identified as Plant #4, #4B and #11. The product lines, which are manufactured and assembled in Chihuahua, consist primarily of cable TV converters and access units. All three plants include assembly, warehouse, and repair lines. The Main Plant #4 utilized state of the art circuit assembly equipment including surface mount and through hole technology, purchased as late as 1997. The equipment is a combination of late model and older technology, which would be very desirable among the circuit assembly industry if marketed through an orderly liquidation. It is important to note that the equipment and facility are well maintained on a day to day basis.

The following report is a detailed break out of the equipment located at the above facility. The information contained herein is one segment in the valuation process and should be considered within the context of the overall assignment.

In appraising each of the facilities, Greenwich Industrial Services did not look at the overall business value of the corporation, nor the values of the real estate including land, building or site improvements. We did however, consider the following: workflow of the product, capability constraints, safety issues, quality controls, maintenance of the equipment, industry trends, location of the facility, current technology and overall working conditions and environment. Greenwich Industrial Services also considered all forms of obsolescence including, economic, functional and physical deterioration.

As part of our appraisal assignment, Zenith requested that we were to assist the company with a new asset identification system. The scope of that process was to tag individual pieces of equipment with an estimated liquidation value greater than $1,000. It should be noted that we were provided with stickers from the company and that not all of the equipment with values greater than $1,000 were tagged due to the nature of the equipment or the fact that it may have been in operation. The majority of office equipment was not tagged due to the inappropriate mark the stickers would make on the furniture. Upon our final review of each of the plants visited, we did notice that several of the stickers had already been removed. In the future we would suggest a stronger adhesive metal plate identification be utilized. We also left the remaining rolls of tags with each of the Zenith facilities for identification of future acquisitions.

Since the last Walk-Through Appraisal report was published, it is important to note that a significant amount of changes have taken place including equipment being transferred to other locations within Zenith, new equipment acquisitions, new departments being added or implemented and an entire plant (Plant #70) being moved.

It is also important to note that due to the detailed aspect of this appraisal report, new discoveries were uncovered including: operating efficiencies and inefficiencies, useful age/life findings on numerous key pieces of equipment and more detailed information on all forms of obsolescence present. Greenwich Industrial Services has also conducted further market analysis in order to find comparable sales of similar pieces of equipment.

Zenith Electronics Corp.
May 14, 1998
Page 3

The Forced Liquidation Value reflected, represents the gross amount in U.S. Dollars that, in our opinion, would be realized if the assets were sold in a forced situation at a properly advertised and conducted public sale within a 60-90 day time frame, under present economic trends. Conclusions taken into consideration are physical location, difficulty of removal, physical condition, adaptability, specialization, marketability, overall appearance and psychological appeal of the assets. Further, the ability of the asset group to draw sufficient prospective buyers to insure competitive offers is considered. All assets would be sold on a piecemeal basis "as is/where is" with purchasers responsible for removal of assets at their own risk and expense. Any deletions or additions to the package could change the psychological and/or monetary appeal necessary to obtain the value indicated.

The Fair Market Value reflected represents the most probable amount an asset should bring in a competitive and open market under all conditions requisite to a fair sale with the buyer and seller each acting prudently and knowledgeably, and assuming the price is not affected by undue stimulus; (a) buyer and seller are typically motivated; (b) both parties are well informed or well advised, and acting in what they consider their own best interest; (c) a reasonable time is allowed for exposure to the open market; (d) payment is made in terms of cash in U.S. Dollars; and (e) the price represents the normal consideration for the asset sold, unaffected by special or creative financing, or sales concessions granted by anyone associated with the sale.

The Fair Market In-Place Value reflected represents the value of the assets in their present location assuming the facility will continue in the manufacture of its present product at a profitable level. The values reflected take into consideration all costs associated with rigging, installation, wiring, plumbing, and dismantling. Greenwich Industrial Services has not taken into consideration the financial condition, goodwill, product lines, or the future markets of Zenith Electronics Corp.

This appraisal was conducted, and the report prepared, in accordance with the attached Appraisal Definitions and Conditions, which are considered an integral part thereof. This appraisal was conducted in accordance with customary appraisal practices and represents the best judgment of the appraiser. The appraisers further state that they have no direct or indirect, present or contemplated future interest in the property appraised and that the fee for services is in no way contingent on the value shown herein.

We hereby certify that, to the best of our knowledge and belief, the statements of fact contained in this report are true and correct and this report has been prepared in conformity with the Uniform Standards of Professional Appraisal Practice of The Appraisal Foundation and the Principles of Appraisal Practice and Code of Ethics of the American Society of Appraisers.

Zenith Electronics Corp.
May 14, 1998
Page 4

                           ZENITH ELECTRONICS CORP.
                           ------------------------

                               CHIHUAHUA, MEXICO
                               -----------------

PLANT #4
--------

         TOTAL FORCED LIQUIDATION VALUE:             $5,390,750.00
         TOTAL FAIR MARKET VALUE:                    $6,566,300.00
         TOTAL FAIR MARKET IN-PLACE VALUE:           $7,991,450.00

PLANT #4B
---------

         TOTAL FORCED LIQUIDATION VALUE:             $53,150.00
         TOTAL FAIR MARKET VALUE:                    $67,750.00
         TOTAL FAIR MARKET IN-PLACE VALUE:           $82,350.00

PLANT #11
---------

         TOTAL FORCED LIQUIDATION VALUE:             $184,350.00
         TOTAL FAIR MARKET VALUE:                    $238,500.00
         TOTAL FAIR MARKET IN-PLACE VALUE:           $297,100.00

GRAND TOTAL
-----------

         TOTAL FORCED LIQUIDATION VALUE:             $5,628,250.00
         TOTAL FAIR MARKET VALUE:                    $6,872,550.00
         TOTAL FAIR MARKET IN-PLACE VALUE:           $8,370,900.00



No responsibility is assumed by the appraiser for matters which are legal in nature nor is any opinion of the title rendered herewith. This appraisal assumes good title. Any liens or encumbrances which may exist have been disregarded, as well as any delinquency in the payment of general taxes or special assessments.

We will retain a copy of this report in our files with the original field notes for a period of seven years. This company considers these reports and notes confidential, and we do not permit access to them by anyone without your authorization.

Zenith Electronics Corp.
May 14, 1998
Page 5

We enclose herewith our billing for services rendered. We will maintain a work file should you have any further questions.

Very truly yours,


William J. Gardner, Jr. ASA                          Michael J. DiProspero, ASA
President                                            Appraiser



James F. Gardner                                     Scott C. Lonkart
Appraiser                                            Appraiser

                      GREENWICH INDUSTRIAL SERVICES, LLC.
                              Appraisal Division

                              Zenith Corporation
                               Chihuahua, Mexico
                                 April 1, 1998

---------------------------------------------------------------------------------------------------------------------------
ITEM#  ID #     DESCRIPTION                                            FLV             FMV            FMIP
--------------------------------------------------------------------------------------------------------------------------
SMD AREA                        PLANT #4
--------------------------------------------------------------------------------------------------------------------------
  1       9998   BOSCH EDGE PRO AUTOMATED MAGAZINE                    $ 10,000.00     $ 12,000.00     $ 16,000.00
                 BOARD LOADER W/  ENCLOSURE, ASSOC. EQUIP.
                 S/N 8981532528

  2      10000   BOSCH EDGE PRO AUTOMATED MAGAZINE                    $ 10,000.00     $ 12,000.00     $ 16,000.00
                 BOARD LOADER W/ ENCLOSURE, ASSOC. EQUIP.
                 S/N 8981532528


  3      10036   BOSCH EDGE PRO AUTOMATED MAGAZINE BOARD              $ 14,000.00     $ 16,000.00     $ 20,000.00
                 LOADER W/ENCLOSURE, ASSOC. EQUIP.
                 S/N 325334 (1997)


  4      10053   BOSCH EDGE PRO AUTOMATED MAGAZINE                    $ 14,000.00     $ 16,000.00     $ 20,000.00
                 BOARD LOADER W/ ENCLOSURE, ASSOC. EQUIP.
                 S/N 332452 (1997)

  5      10058   BOSCH EDGE PRO AUTOMATED MAGAZINE                    $ 14,000.00     $ 16,000.00     $ 20,000.00
                 BOARD LOADER W/ ENCLOSURE, ASSOC. EQUIP.
                 S/N 327977 (1997)

  6       9999   HELLER REFLOW OVEN MODEL 1500 S W/ PC                $ 12,000.00     $ 15,000.00     $ 20,000.00
                 CONTROLLER ASSOC. EQUIP.,
                 S/N 129427A PROP# 5101

  7      10001   HELLER REFLOW OVEN MODEL 1500 S W/ PC                $ 15,000.00     $ 19,000.00     $ 24,000.00
                 CONTROLLER ASSOC. EQUIP., S/N 19541A PROP#
                 N/A

  8      10059   HELLER REFLOW OVEN MODEL 1500 S W/ PC                $ 15,000.00     $ 19,000.00     $ 24,000.00
                 CONTROLLER  ASSOC. QUIP., S/N N/A PROP# N/A
                 (not in service)

  9      10002   VITRONICS CURING OVEN MODEL 3MD-319                  $  9,000.00     $ 12,000.00     $ 15,000.00
                 COMPLETE W/ PANASERT EXIT CONVEYOR
                 STACKER ASSOC. EQUIP. S/N 13322 (1988) PROP#
                 N/A

 10      10003   HELLER CURING OVEN MODEL 1175 HAC W/                 $ 12,000.00     $ 15,000.00     $ 19,000.00
                 PANASERT EXIT CONVEYOR STACKER, PC.
                 ASSOC. EQUIP. S/N 029420

11      10019    HELLER CURING OVEN MODEL 1175 HAC W/                 $ 12,000.00     $ 15,000.00     $ 19,000.00
                 PANASERT EXIT CONVEYOR STACKER, PC.
                 ASSOC. EQUIP. S/N 099316
--------------------------------------------------------------------------------------------------------------------------
                                                         PAGE TOTAL   $137,000.00     $167,000.00     $213,000.00
--------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC.
                              Appraisal Division

                              Zenith Corporation
                               Chihuahua, Mexico
                                 April 1, 1998

---------------------------------------------------------------------------------------------------------------------------------
ITEM#       ID #   DESCRIPTION                                                    FLV            FMV                  FMIP
---------------------------------------------------------------------------------------------------------------------------------
SMD AREA (CONT'D)
---------------------------------------------------------------------------------------------------------------------------------
   12      10004   TERADYNE ATB TEST POINT BOARD INSPECTION                      $ 16,000.00    $ 23,000.00      $27,000.00
                   STATION MODEL 21800 COMPLETE W/ POWER
                   SUPPLIES, PINS, PERSONAL COMPUTER,  ASSOC.
                   EQUIP. S/N 45001/102144, PROP #3559

   13      10005   PANASONIC CURING OVEN MODEL NM-26330 W/                       $ 15,000.00    $ 20,000.00      $25,000.00
                   DIGITAL CONTROL CONSOLE, EXIT CONVEYOR
                   BOARD STACKER,
                   ASSOCIATED EQUIPMENT S/N 71100252

   14      10006   PANASONIC CHIP SHOOTER MODEL PANASERT                         $ 65,000.00    $ 75,000.00      $85,000.00
                   MK 1 CLL COMPLETE W/ TEACH PAD, EXIT
                   CONVEYOR, PANASONIC BOARD LOADER,
                   VACUUM CONFIRM SYSTEM, ASSOCIATED
                   EQUIPMENT PROP# 3002  S/N 90700553

   15      10007   PANASONIC CHIP SHOOTER MODEL PANASERT                         $ 67,500.00    $ 77,500.00      $87,500.00
                   MK 1 CLL COMPLETE W/ TEACH PAD, EXIT
                   CONVEYOR, PANASONIC BOARD LOADER,
                   VACUUM CONFIRM SYSTEM, ASSOCIATED
                   EQUIPMENT PROP# 3362   S/N 90300202

   16      10009   PANASONIC CHIP SHOOTER MODEL                                  $ 70,000.00    $ 80,000.00      $90,000.00
                   PANASERT MK 1 CLL COMPLETE W/ TEACH PAD, EXIT
                   CONVEYOR, PANASONIC BOARD LOADER,
                   VACUUM CONFIRM SYSTEM, ASSOCIATED
                   EQUIPMENT PROP# 17409/A3361 S/N 90800353

   17      10008   PANASONIC SURFACE MOUNT DEVICE MODEL                          $ 15,000.00    $ 20,000.00      $25,000.00
                   PANASERT HP 2625 W/ CONTROL CONSOLE
                   ASSOCIATED EQUIPMENT S/N 80700251

   18      10010   FUJI COMPUTER CONTROLLED CHIP                                 $250,000.00    $300,000.00     $350,000.00
                   SHOOTER MODEL CP-IV3 4000 COMPLETE W/ CASSETTE
                   FEEDER, CONVEYOR, ENCLOSURE, CONTROL
                   CONSOLE, ASSOC. EQUIP. S/N 1050,(1994) #4

   19      10013   FUJI COMPUTER CONTROLLED CHIP SHOOTER                         $250,000.00    $300,000.00     $350,000.00
                   MODEL CP-IV3 4000 COMPLETE W/ CASSETTE
                   FEEDER, CONVEYORK, ENCLOSURE, CONTROL
                   CONSOLE, ASSOC. EQUIP. S/N 1052,
                   (1994) #5
---------------------------------------------------------------------------------------------------------------------------------
                                                             PAGE TOTAL          $748,500.00    $895,500.00   $1,033,500.00
---------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC.
                              Appraisal Division

                              Zenith Corporation
                               Chihuahua, Mexico
                                 April 1, 1998

--------------------------------------------------------------------------------------------------------------------------------
ITEM#       ID #   DESCRIPTION                                                      FLV           FMV                 FMIP
--------------------------------------------------------------------------------------------------------------------------------
SMD AREA(CONT'D)
--------------------------------------------------------------------------------------------------------------------------------
   20      10011   CAMELOT GLUE DISPENSER MODEL 5000                              $75,000.00   $ 90,000.00          $110,000.00
                   CAM/A/LOT COMPLETE W/ LIGHT CURTAIN,
                   OPTICS CONTROL UNIT ASSOCIATED EQUIPMENT S/N 908

   21      10014   CAMELOT IGLUE DISPENSER MODEL 5000 CAM/A/LOT                   $75,000.00   $ 90,000.00          $110,000.00
                   COMPLETE W/ LIGHT CURTAIN, OPTICS CONTROL UNIT
                   ASSOCIATED EQUIPMENT S/N 913

   22      10012   BOSCH EDGE PRO MAGAZINE UNLOADER W/ ENCLOSURE,                 $10,000.00    $12,000.00           $15,000.00
                   ASSOCIATED EQUIPMENT S/N 8981532525

   23      10015   BOSCH EDGE PRO MAGAZINE UNLOADER W/ ENCLOSURE,                 $10,000.00    $12,000.00           $15,000.00
                   ASSOCIATED EQUIPMENT S/N 8981532525

   24      10016   MPM SEMI AUTOMATIC SCREEN PRINTER MODEL SP-200                 $13,000.00    $16,000.00           $20,000.00
                   COMPLETE W/ OPTICS, PNEUMATICS, S/N 3839 PROP#3912

   25      10017   MPM SEMI AUTOMATIC SCREEN PRINTER MODEL SP-200                 $13,000.00    $16,000.00           $20,000.00
                   COMPLETE W/ OPTICS, PNEUMATICS, S/N N/A PROP# N/A

   26      10018   PANASONIC INSERTERS MODEL PANASERT MPA-2523 W/                 $30,000.00    $35,000.00           $40,000.00
                   CASSETTE FEEDERS, CONTROL CONSOLE, OPTICS,
                   ASSOCIATED EQUIPMENT, S/N 71200356

   27      10021   PANASONIC INSERTERS MODEL PANASERT MPA-80-25297 W/             $45,000.00    $55,000.00           $65,000.00
                   CASSETTE FEEDERS, CONTROL CONSOLE, OPTICS,
                   ASSOCIATED EQUIPMENT, S/N 20100156

   28      10020   MPM 2000 SERIES AUTOMATIC SCREEN PRINTER MODEL UP              $85,000.00    $95,000.00          $105,000.00
                   2030 W/ CONTROL CONSOLE, ENCLOSURE, ASSOCIATED
                   EQUIPMENT, S/N 20559

   29      10038   MPM 2000 SERIES  SCREEN PRINTER MODEL UP 2040 W/               $85,000.00    $95,000.00          $105,000.00
                   CONTROL CONSOLE, ENCLOSURE, ASSOCIATED EQUIPMENT,
                   S/N 20495 (1996)

   30      10022   HELLER CURING OVEN MODEL 1800 W/ 20" CONVEYOR,                 $55,000.00    $65,000.00           $75,000.00
                   CONTROL CONSOLE, ASSOCIATED EQUIPMENT, S/N 039729C
                   (1997)

-------------------------------------------------------------------------------------------------------------------------------
                                                             PAGE TOTAL          $496,000.00   $581,000.00          $680,000.00
-------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC.
                              Appraisal Division

                              Zenith Corporation
                               Chihuahua, Mexico
                                 April 1, 1998

--------------------------------------------------------------------------------------------------------------------------------
ITEM#       ID #   DESCRIPTION                                                      FLV           FMV                 FMIP
--------------------------------------------------------------------------------------------------------------------------------
SMD AREA (CONT'D)
--------------------------------------------------------------------------------------------------------------------------------
   31      10033   HELLER CURING OVEN MODEL 1700 W/ 20" CONVEYOR,                 $50,000.00    $60,000.00           $70,000.00
                   CONTROL CONSOLE, ASSOCIATED EQUIPMENT, S/N 019733C
                   (1997)

   32      10056   HELLER CURING OVEN MODEL 1700 W/ 20" CONVEYOR,                 $50,000.00    $60,000.00           $70,000.00
                   CONTROL CONSOLE, ASSOCIATED EQUIPMENT, S/N129614C
                   (1996)

   33      10023   NIKON STEREO MICORSCOPE SMZ-2T W/ SONY VIDEO CAMERA,            $1,500.00     $2,000.00            $2,500.00
                   MONITOR, LIGHT SOURCE

   34      10036   NIKON STEREO MICORSCOPE SMZ-2T W/ SONY VIDEO                    $1,500.00     $2,000.00            $2,500.00
                   CAMERA, MONITOR,LIGHT SOURCE

   35      10024   LASER SOLUTIONS CUSTOM MARKING SYSTEM, COMPLETE W/             $60,000.00    $70,000.00           $85,000.00
                   ENCLOSURE, HEPA FILTER, SH SERIES MARKING HEAD
                   CONVEYOR ,ASSOC. EQUIP. (1997)

   36      10025   BOSCH EDGE PRO BARE BOARD LOADER MODULE W/                     $12,000.00    $15,000.00           $17,000.00
                   ENCLOSURE, ASSOC. EQUIP., S/N 8981538220 (1997)

   37      10037   BOSCH EDGE PRO BARE BOARD LOADER MODULE W/                     $12,000.00    $15,000.00           $17,000.00
                   ENCLOSURE, ASSOC. EQUIP., S/N 8981538220 (1997)

   38      10026   PANASONIC INSERTER MODEL PANASERT AVK-NM 2013                  $30,000.00    $37,000.00           $45,000.00
                   COMPLETE W/ FEEDER CARRIAGE, CASSETTES, CONTROL
                   CONSOLE, ASSOC. EQUIP., S/N 731900468

   39      10027   BOSCH EDGE PRO SHUTTLE GATE MODULE S/N 334133 (1997)            $8,000.00    $10,000.00           $12,000.00

   40      10042   BOSCH EDGE PRO SHUTTLE GATE MODULE S/N 331401 (1997)            $8,000.00    $10,000.00           $12,000.00

   41      10031   BOSCH EDGE PRO BOARD INVERTER MODULE S/N 334134 (1997)          $7,500.00     $9,500.00           $11,500.00

   42      10034   BOSCH EDGE PRO BOARD INVERTER MODULE S/N 334134 (1997)          $7,500.00     $9,500.00           $11,500.00

   43      10043   BOSCH EDGE PRO BOARD INVERTER MODULE S/N 331400 (1997)          $7,500.00     $9,500.00           $11,500.00


--------------------------------------------------------------------------------------------------------------------------------
                                                        PAGE TOTAL               $255,500.00   $309,500.00          $367,500.00
--------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC.
                              Appraisal Division

                              Zenith Corporation
                               Chihuahua, Mexico
                                 April 1, 1998

--------------------------------------------------------------------------------------------------------------------------------
ITEM#       ID #   DESCRIPTION                                                      FLV           FMV                 FMIP
--------------------------------------------------------------------------------------------------------------------------------
SMD AREA (CONT'D)
--------------------------------------------------------------------------------------------------------------------------------
   44      10028   UNIVERSAL RIVET INSERTER MODEL ST INTERCONNECT W/              $60,000.00     $70,000.00           $80,000.00
                   CONTROL CONSOLE, ASSOCIATED EQUIPMENT S/N
                   3785b48971746607201 (1997)

   45      10029   PANASONIC LEAD INSERTER MODEL RH 3LL 8225P COMPLETE           $100,000.00    $125,000.00          $160,000.00
                   W/ REAR CONSOLE, MAGAZINE FEEDER, ASSOCIATED
                   EQUIPMENT, S/N 72R01361

   46      10061   TOR-RET 4 GLASS DOOR REFRIGERATOR W/ REFRIGERATION              $1,000.00      $1,250.00            $1,500.00
                   UNIT, S.S. HARDWARE, ASSOCIATED EQUIPMENT S/N N/A

   47      10030   CAMELOT GLUE DISPENSING SYSTEM MODEL GEM 1,                    $75,000.00    $100,000.00          $120,000.00
                   COMPLETE W/ OPTICS CONTROL CONSOLE DISPENSER S/N
                   2104

   48      10054   CAMELOT GLUE DISPENSING SYSTEM MODEL GEM 13,                   $75,000.00    $100,000.00          $120,000.00
                   COMPLETE W/ OPTICS CONTROL CONSOLE DISPENSER S/N
                   2105

   49      10032   FUJI COMPUTER CONTROLLED CHIP SHOOTER MODEL CP642             $400,000.00    $435,000.00          $490,000.00
                   COMPLETE W/CONTROL CONSOLE, CASSETTE FEEDER,
                   CONVEYOR, OPTICS, ASSOC. EQUIP., S/N 552 (1997)

   50      10055   FUJI COMPUTER CONTROLLED CHIP SHOOTER MODEL CP642             $415,000.00    $450,000.00          $500,000.00
                   COMPLETE W/ CONTROL CONSOLE, CASSETTE FEEDER,
                   CONVEYOR, OPTICS, ASSOCIATED EQUIPMENT S/N 596
                   (1997)

   51      10039   UNIVERSAL EYELET PLACEMENT DEVICE, 4795 HSP                   $120,000.00    $145,000.00          $165,000.00
                   COMPLETE W/ HSP CONTROLS, CASSETTE FEEDER, OPTICS
                   CONVEYOR, ASSOCIATED EQUIPMENT, S/N
                   4795507822-6-09009

   52      10040   MICRIFLO RESEARCH CURING OVEN MODEL MF-8-208 VAC               $50,000.00     $57,500.00           $65,000.00
                   COMPAQ PC, 20" CONVEYOR, ENCLOSURE, CONTROLS
                   ASSOCIATED EQUIPMENT S/N 78590-0197

   53      10041   BOSCH EDGE PRO FIFO BUFFER W/ ENCLOSURE ASSOCIATED             $17,500.00     $21,000.00           $25,000.00
                   EQUIPMENT S/N 332455 (1997)

--------------------------------------------------------------------------------------------------------------------------------
                                                             PAGE TOTAL        $1,313,500.00  $1,504,750.00        $1,726,500.00
--------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC.
                              Appraisal Division

                              Zenith Corporation
                               Chihuahua, Mexico
                                 April 1, 1998

--------------------------------------------------------------------------------------------------------------------------------
ITEM#       ID #   DESCRIPTION                                                      FLV           FMV                 FMIP
--------------------------------------------------------------------------------------------------------------------------------
SMD AREA (CONT'D)
--------------------------------------------------------------------------------------------------------------------------------
   54      10050   BOSCH EDGE PRO FIFO BUFFER W/ ENCLOSURE ASSOCIATED             $16,500.00    $21,000.00           $25,000.00
                   EQUIPMENT S/N 331073 (1997)

   55      10057   BOSCH EDGE PRO FIFO BUFFER W/ ENCLOSURE ASSOCIATED             $17,500.00    $21,000.00           $25,000.00
                   EQUIPMENT S/N 334132 (1997)

   56      10044   MPM SCREEN PRINTER, ULTRA PRINT 3000 SERIES MODEL             $100,000.00   $115,000.00          $130,000.00
                   4P3030 W/ CONTROL CONSOLE, ENCLOSURE, ASSOCIATED
                   EQUIPMENT S/N 40287

   57      10045   UNIVERSAL IC ROCK DISPENSER MACHINE W/ BOARD FLOW              $40,000.00    $50,000.00           $60,000.00
                   CONVEYOR, ASSOCIATED EQUIPMENT S/N 46560101-REVG

   58      10046   UNIVERSAL INSERTER MACHINE W/ CONTROL CONSOLE,                 $90,000.00   $100,000.00          $115,000.00
                   CONVEYOR FEEDER LANES, ASSOCIATED EQUIPMENT S/N
                   4675A115016-6-46368504

   59      10047   AUTOMATION TOOLING SYSTEMS PICK & PLACE 4 AXIS                $135,000.00   $150,000.00          $165,000.00
                   STAKING ADEPT ROBOT MODEL 1470 COMPLETE W/
                   ENCLOSURE TEACH PAD, ASSOCIATED EQUIPMENT S/N 001
                   (1997)

   60      10048   BOSCH EDGE PRO WORKSTATION SZ2 3 ZONE W/                        $4,000.00     $5,000.00            $6,000.00
                   CONTROLLER, SONY CAMERA, MONITOR, ION SYSTEM POWER
                   SUPPLY

   61      10049   MICRO FLO RESEARCH CURING OVEN MODEL MF-11 480 VAC             $50,000.00    $57,500.00           $65,000.00
                   W/ COMPAQ PENTIUM PC 20" CONVEYOR OVEN CONTROL,
                   ASSOC. EQUIP.S/N 76658-0896

   62      10051   OZO DIVERSIFIED AUTOMATION ROUTER W/CONTROL                   $100,000.00   $115,000.00          $130,000.00
                   CABINET, INDUSTRIAL PC, MODULAR COOLING SYSTEM, I/O
                   STATUS UNIT ENCLOSURE, SPENSER USA INDUSTRIAL
                   VACUUM, ASSOC. EQUIP., S/N N/A

   63      10052   HEWLETT PACKARD FDI BOARD TEST UNIT, 3070 SERIES II           $150,000.00   $190,000.00          $245,000.00
                   COMPLETE W/PENTIUM 133 PC, PRINTER, BAR CODE
                   READER, FIXTURE, ASSOCIATED EQUIPMENT, S/N N/A

--------------------------------------------------------------------------------------------------------------------------------
                                                             PAGE TOTAL          $703,000.00   $824,500.00          $966,000.00
--------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC.
                              Appraisal Division

                              Zenith Corporation
                               Chihuahua, Mexico
                                 April 1, 1998

--------------------------------------------------------------------------------------------------------------------------------
ITEM#       ID #   DESCRIPTION                                                           FLV           FMV            FMIP
--------------------------------------------------------------------------------------------------------------------------------
PRODUCTION AREA
--------------------------------------------------------------------------------------------------------------------------------
   64      10053   MISC. SUPPORT INCL. BUT NOT LIMITED TO: LOCKERS,                     $60,000.00    $75,000.00    $100,000.00
                   CALCULATORS, PRINTERS, (38) METRO STYLE CHROME
                   STORAGE SHELVES, BOARD TRANSERS, STOOLS, INSPECTION
                   LAMPS,PC'S, SOLDER GUNS, FORCED CONVECTION REWORK
                   STATION, FLUID DISPENSER, PALLET JACK, STORAGE
                   SHLEVES, DOUBLE ENDED PEDESTAL GRINDER, COLOR VIDEO
                   PRINTER, UPS, REWORK STATIONS,FIBER OPTIC POWER SUPPLY HAND
                   TRUCKS, GATEWAY 2000 PENTIUM 133 PC, STATIONARY METRO
                   SHELVES, BAR CODE SCANNER, SHOP VAC'S, DESKS, BOSCH EDGE
                   PRO BOARD CONVEYORS, BOARD LOADERS, D143 WORK STATION
                   MODULES, ATI BOARD INVERTER, HIGHBACK CHAIR, VERTICAL FILE
                   CABINETS, SPARE CASSETTES, OLYMPUS STEREO MICROSCOPE, WIDE
                   BAND PRINTER, INVENTORY CARTS, MICROSCOPE CASSETTE CARRIERS,
                   TYPEWRITER, LATERAL FILE CABINETS, SCREENS, ASSORT. HAND
                   TOOLS, SPARE PARTS, LASER PRINTERS, OFFICE FURN. AND EQUIP.


   65      10062   1997 ATI DUAL SIDED DIGITAL PRODUCTION ASSEMBLY                     $175,000.00   $225,000.00    $300,000.00
                   LINE COMPL. W/THE FOLLOWING COMPONENTS: L STAT 6410
                   AUTO BALANCE, IONIZING BLOWER, (2) ATI LOADERS, MULTI METERS,
                   (2) ZEBRA LABEL PRINTERS, DUAL SIDED CARRIER CONVEYOR SYSTEM,
                   WORK STATIONS, LIGHTS, ALLEN BRADLEY PLC CONTROLSK (2) ZENITH
                   PC'S, BARCODE SCANNERS, (3) QUAD CHECK ELECTRICAL SAFETY
                   COMPLIANCE ANALYZER, DIGITAL POWER ANALYZER, DC POWER
                   SUPPLIES, CONTROL CABINETS, SOLDER GUNS, M100DC HIPOT TESTER,
                   PNEUMATIC TOOLS,BOSCH REWORK STATIONS, ERGO ARMS PNEUMATIC
                   TOOL HOLDERS, ARBOR PRESS, SECOND TIER BELT CONVEYOR, (6)
                   GATEWAY PENTIUM PC'S, BARCODE SCANNERS, (3) ATI BOARD
                   ELEVATORS MODEL 9305, (5) HAKKO 939 STATIONS, (2) ATI
                   TRANSFER STATIONS MODEL 1110, ATI BOARD INVERTER MODEL 4205,
                   ATI BOARD ELEVATOR MODEL 9200, (2) ATI AUTO BOARD MAGAZINE
                   LOAD MODEL 9810, ASSOC. CONTROLS, SWITCHES AND EQUIP.

--------------------------------------------------------------------------------------------------------------------------------
                                                             PAGE TOTAL                $235,000.00   $300,000.00    $400,000.00
--------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC.
                              Appraisal Division

                              Zenith Corporation
                               Chihuahua, Mexico
                                 April 1, 1998

--------------------------------------------------------------------------------------------------------------------------------
ITEM#  ID #        DESCRIPTION                                                         FLV           FMV              FMIP
--------------------------------------------------------------------------------------------------------------------------------
PRODUCTION AREA (CONT'D)
--------------------------------------------------------------------------------------------------------------------------------
                   (CONT'D FROM PREVIOUS PAGE) MODEL 9305, (5) HAKKO 939
                   SOLDERING STATIONS, (2) ATI TRANSFER STATIONS MODEL 1110, ATI
                   BOARD INVERTER MODEL 4205, ATI BOARD ELEVATOR MODEL 9200, (2)
                   ATI AUTO BOARD MAGAZINE LOAD MODEL 9810, ASSOCIATED CONTROLS,
                   SWITCHES AND EQUIPMENT

   66      10160   3M TAPE DISPENSING CASE SEALER MODEL 700R, S/N 8097                $1,500.00    $2,000.00        $2,500.00
                   (1996)

   67      10063   CUSTOM DESIGNED CIRCUIT BOARD FUNCTION TEST STATION                $5,000.00    $6,000.00        $7,500.00
                   COMPL.W/FIXTURE, DEMODULATOR, HP CABLE TV ANALYZER,
                   PC PENTIUM, TEKTRONIX VM700A VIDEO, UPS,
                   MEASUREMENT SET, MONITORS, INTERFACE BOX, POWER
                   SUPPLIES, PROP# 88682

   68      10064   CUSTOM DESIGNED CIRCUIT BOARD FUNCTION TEST STATION                $5,000.00    $6,000.00        $7,500.00
                   COMPL. W/FIXTURE, DEMODULATOR, HP CABLE TV
                   ANALYZER, PC PENTIUM, TEKTRONIX VM700A VIDEO, UPS,
                   MEASUREMENT SET, MONITORS, INTERFACE BOX, POWER
                   SUPPLIES, PROP# 88684

   69      10065   CUSTOM DESIGNED CIRCUIT BOARD FUNCTION TEST STATION                $5,000.00    $6,000.00        $7,500.00
                   COMPL. W/FIXTURE, DEMODULATOR, HP CABLE TV
                   ANALYZER, PC PENTIUM, TEKTRONIX VM700A VIDEO, UPS,
                   MEASUREMENT SET, MONITORS, INTERFACE BOX, POWER
                   SUPPLIES, PROP# 88685

   70      10066   CUSTOM DESIGNED CIRCUIT BOARD FUNCTION TEST STATION                $5,000.00    $6,000.00        $7,500.00
                   COMPL. W/FIXTURE, DEMODULATOR, HP CABLE TV
                   ANALYZER, PC PENTIUM, TEKTRONIX VM700A VIDEO, UPS,
                   MEASUREMENT SET, MONITORS, INTERFACE BOX, POWER
                   SUPPLIES, PROP# 88683

   71      10067   CUSTOM DESIGNED CIRCUIT BOARD FUNCTION TEST STATION                $5,000.00    $6,000.00        $7,500.00
                   COMPLETE W/FIXTURE, DEMODULATOR, HP CABLE TV
                   ANALYZER, PERSONAL COMPUTER PENTIUM, TEKTRONIX
                   VM700A VIDEO, UPS, MEASUREMENT SET, MONITORS,
                   INTERFACE BOX, POWER SUPPLIES, PROP# 88679
--------------------------------------------------------------------------------------------------------------------------------
                                                             PAGE TOTAL              $26,500.00   $32,000.00       $40,000.00
--------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC.
                              Appraisal Division

                              Zenith Corporation
                               Chihuahua, Mexico
                                 April 1, 1998

--------------------------------------------------------------------------------------------------------------------------------
ITEM#       ID #   DESCRIPTION                                                    FLV          FMV                  FMIP
--------------------------------------------------------------------------------------------------------------------------------
PRODUCTION AREA (CONT'D)
--------------------------------------------------------------------------------------------------------------------------------
   72      10068   CUSTOM DESIGNED CIRCUIT BOARD FUNCTION TEST STATION             $5,000.00    $6,000.00            $7,500.00
                   COMPLETE W/FIXTURE, DEMODULATOR, HP CABLE TV
                   ANALYZER, PERSONAL COMPUTER PENTIUM, TEKTRONIX
                   VM700A VIDEO, UPS, MEASUREMENT SET, MONITORS,
                   INTERFACE BOX, POWER SUPPLIES, PROP# 88680

   73      10069   CUSTOM DESIGNED CIRCUIT BOARD FUNCTION TEST STATION             $5,000.00    $6,000.00            $7,500.00
                   COMPLETE W/FIXTURE, DEMODULATOR, HP CABLE TV
                   ANALYZER, PERSONAL COMPUTER PENTIUM, TEKTRONIX
                   VM700A VIDEO, UPS, MEASUREMENT SET, MONITORS,
                   INTERFACE BOX, POWER SUPPLIES, PROP# 88629

   74      10074   CUSTOM DESIGNED CIRCUIT BOARD FUNCTION TEST STATION             $4,500.00    $5,500.00            $7,000.00
                   W/LEADER, 100 MHZ OSCILLOSCOPE HP MULTI METER,
                   MONITOR, POWER SUPPLY DEMODULATOR, PENTIUM 133 PC,
                   PHILLIPS COLOR TV PATTERN GENERATOR, ASSOCIATED
                   EQUIPMENT

   75      10070   TERADYNE ATB BOARD TEST POINT INSPECTION STATION               $15,000.00   $20,000.00           $25,000.00
                   MODEL 21800 COMPLETE W/FIXTURE, STAR PRINTER,
                   GATEWAY 200 PENTIUM 100 PERSONAL COMPUTER,
                   ASSOCIATED EQUIPMENT, S/N N/A

   76      10082   TERADYNE ATB BOARD TEST POINT INSPECTION STATION               $15,000.00   $20,000.00           $25,000.00
                   MODEL 21800 COMPLETE W/FIXTURE, STAR PRINTER,
                   GATEWAY 200 PENTIUM 100 PERSONAL COMPUTER,
                   ASSOCIATED EQUIPMENT, S/N 102225

   77      10080   TERADYNE ATB BOARD TEST POINT INSPECTION STATION               $10,000.00   $13,000.00           $16,500.00
                   MODEL 21800 COMPLETE W/FIXTURE, ASSOCIATED
                   EQUIPMENT, S/N N/A, (NOT IN SERVICE)

   78      10084   TERADYNE ATB BOARD TEST POINT INSPECTION STATION               $15,000.00   $20,000.00           $25,000.00
                   MODEL 21800 COMPLETE W/FIXTURE, STAR PRINTER,
                   GATEWAY 200 PENTIUM 100 PERSONAL COMPUTER,
                   ASSOCIATED EQUIPMENT, S/N 102196

--------------------------------------------------------------------------------------------------------------------------------
                                                             PAGE TOTAL           $69,500.00   $90,500.00          $113,500.00
--------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC.
                              Appraisal Division

                              Zenith Corporation
                               Chihuahua, Mexico
                                 April 1, 1998

--------------------------------------------------------------------------------------------------------------------------------
ITEM#       ID #   DESCRIPTION                                                    FLV          FMV                  FMIP
--------------------------------------------------------------------------------------------------------------------------------
PRODUCTION AREA (CONT'D)
--------------------------------------------------------------------------------------------------------------------------------
   79      10071   0Z0 DIVERSIFIED AUTOMATION INC. BOARD ROUTER                   $85,000.00   $100,000.00          $115,000.00
                   COMPLETE W/CONTROL CONSOLE, ENCLOSURE SPENCER
                   VACUUM, I/O STATUS UNIT, ASSOCIATED EQUIPMENT

   80      10072   ELECTROVERT ULTRAPAK 600C WAVE SOLDER MACHINE MODEL            $55,000.00    $65,000.00           $72,500.00
                   UPK 650 C/F W/CONTRTOL CONSOLE, AIR KNIFE EXHAUST,
                   CONVEYOR UNIT, ASSOCIATED EQUIPMENT, S/N
                   M0960513023 (1996)

   81      10073   HEWLETT PACKARD BOARD CIRCUIT TEST STATION MODEL               $50,000.00    $65,000.00           $80,000.00
                   3070 SERIES II W/HP PRINTER, COMPUTER, FIXTURE,
                   ASSOCIATED EQUIPMENT

   82      10075   CUSTOM BOARD TEST STATION COMPLETE W/TABLE,                     $2,500.00     $3,000.00            $3,500.00
                   MONTIORS, HP CABLE TV ANALYZER, TEKTRONIX VM700A
                   VIDEO MEASUREMENT, SET RACK MASTER PC, ASSOCIATED
                   EQUIPMENT

   83              (28) CUSTOM DESIGNED DIGITAL CONVERTER LIFE TEST                $8,500.00    $10,000.00           $15,000.00
                   STATIONS COMPLETE W/ELECTRIFIED METRO STYLE STORAGE
                   SHELVES

   84      10076   ELECTROVERT ULTRA PAK WAVE SOLDER MACHINE, MODEL                $7,500.00    $10,000.00           $12,500.00
                   337151, S/N M0196241184C109 W/PRAXAIR GAS FLOW
                   CONTROL, ELECTROVERT SUPA FLUX, ASSOCIATED EQUIPMENT

   85      10077   ELECTROVERT ULTRA PAK WAVE SOLDER MACHINE, MODEL                $7,500.00    $10,000.00           $12,500.00
                   337151, S/N N/A, W/PRAXAIR GAS FLOW CONTROL,
                   ELECTROVERT SUPA FLUX, ASSOCIATED EQUIPMENT, PROP#
                   2067

   86      10078   ELECTROVERT ULTRA PAK WAVE SOLDER MACHINE, MODEL                $6,000.00     $7,500.00            $9,000.00
                   337151P W/CONTROL CONSOLE, ASSOCIATED EQUIPMENT,
                   S/N N/A

   87      10089   ELECTROVERT ULTRA PAK WAVE SOLDER MACHINE, MODEL                $6,000.00     $7,500.00            $9,000.00
                   337151P W/CONTROL CONSOLE, ASSOCIATED EQUIPMENT,
                   S/N M0123060184/C066

--------------------------------------------------------------------------------------------------------------------------------
                                                             PAGE TOTAL          $228,000.00   $278,000.00          $329,000.00
--------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC.
                              Appraisal Division

                              Zenith Corporation
                               Chihuahua, Mexico
                                 April 1, 1998

--------------------------------------------------------------------------------------------------------------------------------
ITEM#       ID #   DESCRIPTION                                                        FLV            FMV              FMIP
--------------------------------------------------------------------------------------------------------------------------------
PRODUCTION AREA (CONT'D)
--------------------------------------------------------------------------------------------------------------------------------
   88      10097   ELECTROVERT ULTRA PAK WAVE SOLDER MACHINE, MODEL                  $6,000.00      $7,500.00       $9,000.00
                   337151P W/CONTROL CONSOLE, ASSOCIATED EQUIPMENT,
                   S/N M0123080384/C068

   89      10079   CUSTOM DESIGNED ASSEMBLY LINE 42 & 41 (SWITCH A-B &               $1,000.00      $2,000.00       $3,000.00
                   LED DISPLAY) COMPLETE W/DUAL BELT CONVEYOR, MOTORS,
                   CONTROLS, SOLDER GUNS, MULTIMETER, CONTROL CABINETS

   90      10081   TERADYNE BOARD INSPECTION STATION MODEL 21860                     $1,000.00      $1,300.00       $1,600.00
                   W/ASSOCIATED EQUIPMENT (NOT IN SERVICE)

   91              (12) CUSTOM DESIGNED ANALOG LIFE TEST STATION                     $1,000.00      $1,500.00       $2,500.00
                   W/METRO STYLE ELECTRIFIED STORAGE SHELVES

   92      10083   CUSTOM DESIGNED ANALOG ASSEMBLY LINE COMPLETE W/THE              $15,000.00     $25,000.00      $40,000.00
                   FOLLOWING COMPONENTS: (5) DUAL SIDED ASSEMBLY WORK STATIONS,
                   OVERHEAD LIGHTS, STOOLS, SOLDER GUNS, DIGITAL PC, (2) DUAL
                   SIDED ASSEMBLY STATIONS W/BELT CONVEYORS (NOT IN SERVICE),
                   S.S,HOLDING TANK, HP SIGNAL GENERATOR 8657A VENTILATION
                   HOODS, MULTI METERS, INSPECTION LAMPS, WAVETEK SYNTHESIZED
                   SIGNAL GENERATOR 2500M S/N 982021 AIR RECEIVER TANKS, (3)
                   LOADER OSCILLOSCOPES, SIGNAL GENERATOR, MODEMS, HP8591C SCOPE
                   CABLE TV ANALYZER, (2) CUSTOM PCB INSPECTION STATIONS W/NODE
                   TRANSCEIVERS, DIGITAL COUNTER SCOPES, PIN BEDS, COMPAQ
                   PENTIUM 120 PC PNEUMATIC HAND TOOLS, EPSON WIDE BAND PRINTER,
                   ERGO ARM PNEUMATIC TOOL HOLDERS, LABEL PRINTER 85413 IND. PC,
                   (2) ZENITH PERSONAL COMPUTER, HAKKO 850 SMD REWORK STATION
                   WYSE PC, LEICA MICROSCOPE W/LIGHT SOURCE, FORCED CONVECTION
                   SMD REWORK STATION

   93      10085   CUSTOM CIRCUIT TEST STATION COMPLETE W/HP 8711A RF                $2,500.00      $3,250.00       $4,000.00
                   NETWORK ANALYZER, AMREL PROGRAMMABLE DC POWER
                   SUPPLY, PINS, FIXTURE, HP DISPLAY HP MULTIMETER,
                   LEADER 100MHZ OSCILLOSCOPE, IND. PC, MONITORS,
                   ASSOC. EQUIP.

--------------------------------------------------------------------------------------------------------------------------------
                                                             PAGE TOTAL             $26,500.00     $40,550.00      $60,100.00
--------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC.
                              Appraisal Division

                              Zenith Corporation
                               Chihuahua, Mexico
                                 April 1, 1998

--------------------------------------------------------------------------------------------------------------------------------
ITEM#       ID #   DESCRIPTION                                                    FLV          FMV                  FMIP
--------------------------------------------------------------------------------------------------------------------------------
PRODUCTION AREA (CONT'D)
--------------------------------------------------------------------------------------------------------------------------------
   94      10086   CUSTOM CIRCUIT TEST STATION COMPLETE W/HP 8711A RF              $2,500.00    $3,250.00            $4,000.00
                   NETWORK ANALYZER, AMREL PROGRAMMABLE DC POWER
                   SUPPLY, PINS, FIXTURE, HP DISPLAY HP MULTIMETER,
                   LEADER 100MHZ OSCILLOSCOPE, IND. PC, MONITORS,
                   ASSOC. EQUIP.

   95      10087   CHECK SUM PCB TEST STATION W/INDUSTRIAL COMPUTER                  $750.00    $1,000.00            $1,250.00
                   MONITOR, IPC-610 STAR PRINTER, S/N N/A

   96      10088   ECO AQUEOUS CLEANING SYSTEM MODEL 2517, W/AQUEOUS               $1,000.00    $1,400.00            $1,800.00
                   CLEANING PROCESS CONTROLLER, ASSOCIATED EQUIPMENT,
                   S/N 9507-1216

   97      10090   CUSTOM BUILT ANALOG MODULE ASSEMBLY LINE COMPLETE              $20,000.00   $30,000.00           $50,000.00
                   W/THE FOLLOWING:  (2) DUAL SIDED BOARD CONVEYOR
                   ASSEMBLY STATIONS, OVERHEAD LIGHT, DRIVE MOTORS,
                   WORK STATIONS, INSPECTION LAMPS, FANS, CALCULATORS,
                   TABLES, VENTILATION UNITS, ARBOR PRESSES, (3) MOLEX STAKING
                   PRESS P4979A VIDEO SIGNAL ANALYZER, CABINETS TR100 LIGHT
                   POWER SUPPLY, ZENITH PC FIXTURES, AIR RECEIVERS, (2) LEADER
                   OSCILLOSCOPES, 15 MHZ HP 871113 RF NETWORK ANALYZER 1300
                   MHZ, (2) LEADER LCG 396 NTSC PATTERN,GENERATOR, WAVETEK SAM
                   T DIGITAL 600 MHZ SIGNAL ANALYSIS METER, WAVETEK SIGNAL
                   GENERATOR, HAKKU 939 SOLDERING STATIONS, (2) CUSTOM BUILT
                   STAKING PRESS CHICAGO PEDESTAL TYPE RIVETER MODEL 450-SS,
                   S/N 3662, ASSOCIATED CONTROLS AND EQUIPMENT


   98      10091   TERADYNE PCB TEST STATION MODEL Z1820 W/GATEWAY                $10,000.00   $13,000.00           $16,500.00
                   2000 486-66 PC PINS, MONITOR, ASSOCIATED
                   EQUIPMENT, S/N 26587

   99      10092   CUSTOM DESIGNED PCB TEST STATION COMPLETE                       $3,000.00    $4,000.00            $5,000.00
                   W/FIXTURE, (3) LEADER OSCILLOSCOPES, TEST SYSTEM,
                   PC, SAM III DIGITAL SIGNAL ANALYZER METER, LEADER
                   NTSC VECTORSCOPE, DIGITAL COUNTER, MONITOR, CONTROL
                   CONSOLE, ASSOCIATED EQUIPMENT

--------------------------------------------------------------------------------------------------------------------------------
                                                             PAGE TOTAL           $37,250.00   $52,650.00           $78,550.00
--------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC.
                              Appraisal Division

                              Zenith Corporation
                               Chihuahua, Mexico
                                 April 1, 1998

--------------------------------------------------------------------------------------------------------------------------------
ITEM#       ID #   DESCRIPTION                                                            FLV          FMV            FMIP
--------------------------------------------------------------------------------------------------------------------------------
PRODUCTION AREA (CONT'D)
--------------------------------------------------------------------------------------------------------------------------------
   100     10093   CUSTOM DESIGNED PCB TEST STATION COMPLETE                            $3,000.00    $4,000.00      $5,000.00
                   W/FIXTURE, (3) LEADER OSCILLOSCOPES, TEST SYSTEM,
                   PC, SAM III DIGITAL SIGNAL ANALYZER METER, LEADER
                   NTSC VECTORSCOPE, DIGITAL COUNTER, MONITOR, CONTROL
                   CONSOLE, ASSOCIATED EQUIPMENT

   101     10094   CUSTOM DESIGNED PCB TEST STATION COMPLETE                            $3,000.00    $4,000.00      $5,000.00
                   W/FIXTURE, (3) LEADER OSCILLOSCOPES, TEST SYSTEM,
                   PC, SAM III DIGITAL SIGNAL ANALYZER METER, LEADER
                   NTSC VECTORSCOPE, DIGITAL COUNTER, MONITOR, CONTROL
                   CONSOLE, ASSOCIATED EQUIPMENT

   102     10095   CUSTOM DESIGNED AUTOMATIC DC SWITCH TEST STATION                     $3,000.00    $4,000.00      $5,000.00
                   COMPLETE W/(2) HP 8711B RF NETWORK ANALYZERS,
                   MONITOR, FIXTURE, WYSE PERSONAL COMPUTER,
                   ASSOCIATED EQUIPMENT

   103     10096   CUSTOM DESIGNED ANALOG MODULE ASSEMBLY LINE #3, 4,                  $12,000.00   $16,000.00     $28,000.00
                   9, 10 (CSI, MAIN/BOARD/PM) COMPLETE W/THE FOLLOWING
                   COMPONENTS: (2) CUSTOM DUAL SIDED MULTI STATION ASSEMBLY
                   TABLES, PNEUMATIC HAND TOOLS, (2) UNIVERSAL COIL WINDERS,
                   MODEL 1VPW S/N 3141, N/A, SOLDERING STATIONS, VENTILATION
                   UNITS, CLAMPS, ARBOR PRESSES, (3) ZENITH PERSONAL COMPUTERS,
                   (2) ZEBRA LABEL PRINTER PROP# 85415, N/A, WYSE PC, MONITORS,
                   (2) CATEL COLOR TV MODULATOR, PANELS, LEADER LCG-NTSC PATTERN
                   GENERATOR, (2) MOLEX STAKING PRESS P4979A HAKKO GLUE
                   DISPENSER 927, QUAD INSPECTION TABLE, DUAL BELT CONVEYOR WORK
                   STATIONS, SNIPS, CUSTOM DESIGNED CURING OVEN, SOLDER DIP
                   POTS, HP LCR METER, ASSOCIATED EQUIPMENT

   104     10098   CUSTOM DESIGNED ELECTRICAL MODULATOR TEST STATION                    $1,750.00    $2,250.00      $3,000.00
                   COMPLETE W/LEADER DIGITAL STORAGE OSCILLOSCOPE 100
                   MHZ, S/N 577333, MONITORS, FIXTURES, HP FREQUENCY
                   COUNTER, WAVETECK SMART SIGNAL METER, SAM II PC,
                   ASSOC. EQUIP., PROP#502

--------------------------------------------------------------------------------------------------------------------------------
                                                             PAGE TOTAL                $22,750.00   $30,250.00     $46,000.00
--------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC.
                              APPRAISAL DIVISION


                              ZENITH CORPORATION
                               CHIHUAHUA, MEXICO
                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------
ITEM#       ID #   DESCRIPTION                                                     FLV          FMV                  FMIP
------------------------------------------------------------------------------------------------------------------------------
PRODUCTION AREA (CONT'D)
------------------------
------------------------------------------------------------------------------------------------------------------------------
   105     10099   CUSTOM DESIGNED ELECTRICAL MODULATOR TEST STATION               $1,750.00    $2,250.00            $3,000.00
                   COMPLETE W/LEADER DIGITAL STORAGE OSCILLOSCOPE 100
                   MHZ, S/N 577333, MONITORS, FIXTURES, HP FREQUENCY
                   COUNTER, WAVETECK SMART SIGNAL METER, SAM II PC,
                   ASSOC. EQUIP.,

   106     10100   CUSTOM DESIGNED ELECTRICAL MODULATOR TEST STATION               $1,750.00    $2,250.00            $3,000.00
                   COMPLETE W/LEADER DIGITAL STORAGE OSCILLOSCOPE 100
                   MHZ, S/N 577333, MONITORS, FIXTURES, HP FREQUENCY
                   COUNTER, WAVETECK SMART SIGNAL METER, SAM II PC,
                   ASSOC. EQUIP.,

   107     10101   CUSTOM DESIGNED ELECTRICAL MODULATOR TEST STATION               $2,000.00    $2,500.00            $3,500.00
                   COMPLETE W/THE FOLLOWING COMPONENTS:  HP UNIVERSAL
                   COUNTER, LEADER NTSC PATTERN GENERATOR, HP DIGITAL
                   MULTIMETER, MONITOR, FIXTURE, TEKTRONIX PALNTSC
                   VECTROSCOPE, AC SUPPLY HIPOT BOX, MODULATOR,
                   ASSOCIATED EQUIPMENT

   108     10102   CUSTOM DESIGNED ELECTRICAL MODULATOR TEST STATION               $2,000.00    $2,500.00            $3,500.00
                   COMPLETE W/THE FOLLOWING COMPONENTS:  HP UNIVERSAL
                   COUNTER, LEADER NTSC PATTERN GENERATOR, HP DIGITAL
                   MULTIMETER, MONITOR, FIXTURE, TEKTRONIX PALNTSC
                   VECTROSCOPE, AC SUPPLY HIPOT BOX, MODULATOR,
                   ASSOCIATED EQUIPMENT

   109     10103   CUSTOM DESIGNED ELECTRICAL MODULATOR TEST STATION               $2,000.00    $2,500.00            $3,500.00
                   COMPLETE W/THE FOLLOWING COMPONENTS:  HP UNIVERSAL
                   COUNTER, LEADER NTSC PATTERN GENERATOR, HP DIGITAL
                   MULTIMETER, MONITOR, FIXTURE, TEKTRONIX PALNTSC
                   VECTROSCOPE, AC SUPPLY HIPOT BOX, MODULATOR,
                   ASSOCIATED EQUIPMENT
------------------------------------------------------------------------------------------------------------------------------
                                                             PAGE TOTAL            $9,500.00   $12,000.00           $16,500.00
------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC.
                              APPRAISAL DIVISION


                              ZENITH CORPORATION
                               CHIHUAHUA, MEXICO
                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------
ITEM#       ID #   DESCRIPTION                                                    FLV          FMV                  FMIP
------------------------------------------------------------------------------------------------------------------------------
PRODUCTION AREA (CONT'D)
------------------------
------------------------------------------------------------------------------------------------------------------------------
   109     10104   TERADYNE CIRCUIT TEST UNIT MODEL Z1800 W/GATEWAY 2000          $12,000.00   $14,500.00           $19,000.00
                   PENTIUM 100 PC, PRINTER, MONITOR, ASSOCIATED EQUIPMENT, S/N
                   102264

   110     10114   TERADYNE CIRCUIT TEST UNIT MODEL Z1800 W/GATEWAY 2000          $12,000.00   $14,500.00           $19,000.00
                   PENTIUM 100 PC, PRINTER, MONITOR, ASSOCIATED EQUIPMENT, S/N
                   10229

   111     10120   TERADYNE CIRCUIT TEST UNIT MODEL Z1800 W/GATEWAY 2000          $12,000.00   $14,500.00           $19,000.00
                   PENTIUM 100 PC, PRINTER, MONITOR, ASSOCIATED EQUIPMENT, S/N
                   102156

   112     10125   CUSTOM DESIGNED ANALOG MODULE ASSEMBLY LINE #7, 8              $ 9,000.00   $13,500.00           $22,000.00
                   (LED DISPLAY CONTROL) COMPLETE W/(2) DOUBLE SIDED WORK
                   STATION ASSEMBLY TABLES, (2) DOUBLE SIDED CONVEYOR ASSEMBLY
                   TABLE, SOLDER GUNS, PNEUMATIC TOOLS, AIR RECEIVER TANKS, (2)
                   APS BENCH TOP CHIP FINISHER, (2) CUSTOM BUILT GAP FRAME
                   STAKING PRESSES, TEST FIXTURES, HAKKO SOLDER GUN, WORK
                   STATIONS, CLECO SCREW DRIVER BALANCE ARM PBA-12-AH, COUNTER
                   BALANCE, ASSOC.EQUIP.

   113     10106   ELECTROVERT WAVE SOLDER ULTRAPAK MACHINE, MODEL UPK-337-18     $ 6,000.00    $7,500.00            $9,000.00
                   PCI W/CONTROL CONSOLE, ASSOCIATED EQUIPMENT, S/N N/A

   114     10107   CUSTOM BUILT CIRCUIT TEST SYSTEM COMPLETE W/LEADER 15 MHZ
                   OSCILLOSCOPE, TEKTRONIX 1725 PALNTSC VECTROSCOPE, SAM III
                   DIGITAL SIGNAL ANALYSIS METER, FIXTURE, PC MICROCOMPUTER
                   TEST SYSTEM, ASSOCIATED EQUIPMENT

   115     10110   CUSTOM BUILT CIRCUIT TEST SYSTEM COMPLETE W/LEADER 15 MHZ      $ 1,250.00    $1,600.00            $2,250.00
                   OSCILLOSCOPE, TEKTRONIX 1725 PALNTSC VECTROSCOPE, SAM III
                   DIGITAL SIGNAL ANALYSIS METER, FIXTURE, PC MICROCOMPUTER
                   TEST SYSTEM, ASSOCIATED EQUIPMENT
------------------------------------------------------------------------------------------------------------------------------
                                                             PAGE TOTAL           $53,500.00   $67,700.00           $92,500.00
------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC.
                              APPRAISAL DIVISION


                              ZENITH CORPORATION
                               CHIHUAHUA, MEXICO
                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------
ITEM#       ID #   DESCRIPTION                                                    FLV          FMV                  FMIP
------------------------------------------------------------------------------------------------------------------------------
PRODUCTION AREA (CONT'D)
------------------------
------------------------------------------------------------------------------------------------------------------------------
   116     10109   CUSTOM BUILT CIRCUIT TEST SYSTEM COMPLETE W/LEADER 15 MHZ      $ 1,100.00   $ 1,450.00           $ 2,000.00
                   OSCILLOSCOPE,LEADER VECTROSCOPE, SAM III DIGITAL SIGNAL
                   ANALYSIS METER, FIXTURE, PC MICROCOMPUTER TEST SYSTEM,
                   ASSOCIATED EQUIPMENT,

   117     10110   CUSTOM BUILT CIRCUIT TEST SYSTEM COMPLETE W/LEADER 15 MHZ      $ 2,000.00   $ 3,000.00           $ 4,000.00
                   OSCILLOSCOPE, TEKTRONIX 1725 PAI/NTSC VECTROSCOPE, SAM III
                   DIGITAL SIGNAL ANALYSIS METER, FIXTURE, PC MICROCOMPUTER TEST
                   SYSTEM, ASSOCIATED EQUIPMENT W/LEADER 100 MHZ SCOPE HP
                   UNIVERSAL COUNTER, TRIP P LITE NOISE FILTER, PATTERN
                   GENERATOR, RCA COLOR TV ANALYZER

   118     10111   CUSTOM BUILT CIRCUIT TEST SYSTEM COMPLETE W/LEADER 15 MHZ      $11,000.00   $ 1,450.00           $12,000.00
                   OSCILLOSCOPE, LEADER VECTROSCOPE, SAM III DIGITAL SIGNAL
                   ANALYSIS METER, FIXTURE, PC MICROCOMPUTER TEST SYSTEM,
                   ASSOCIATED EQUIPMENT,

   119     10112   CUSTOM DESIGNED ANALOG MODULE ASSEMBLY LINE #5 & 6             $ 7,500.00   $12,000.00           $19,000.00
                   (MAIN BOARD TAC) COMPLETE W/ THE FOLLOWING COMPONENTS, DUAL
                   SIDED WORK STATIONS LIGHTS, DUAL SIDED CONVEYOR ASSEMBLY
                   STATIONS, ARBOR PRESS BINS, FIXTURE HOLDERS, PNEUMATIC
                   STAMPING PRESSES, GLUE GUNS, SOLDER GUNS, DUAL SIDED BELT
                   CONVEYOR LINE, OK INDUSTRIES SOLDER POT MODEL SA 5201, S/N
                   562706, STORAGE UNITS, BENCH TOP CURING OVEN, (3) AMATRONICS,
                   BENCH TOP CRIMPERS, ASSOC. EQUIP.

   120     10113   ELECTROVERT WAVE SOLDER MACHINE MODEL ULTRAPAK 337 15/F, W/    $12,000.00   $16,000.00           $20,000.00
                   SUPA FLUX, SPRAY FLUXOR, CONTROL CONSOLE, ASSOCIATED
                   EQUIPMENT S/N M0080760983/C035
------------------------------------------------------------------------------------------------------------------------------
                                                             PAGE TOTAL           $33,600.00   $33,900.00           $57,000.00
------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC.
                              APPRAISAL DIVISION


                              ZENITH CORPORATION
                               CHIHUAHUA, MEXICO
                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------
ITEM#       ID #   DESCRIPTION                                                    FLV          FMV                  FMIP
------------------------------------------------------------------------------------------------------------------------------
PRODUCTION AREA (CONT'D)
------------------------
------------------------------------------------------------------------------------------------------------------------------
   121     10119   ELECTROVERT WAVE SOLDER MACHINE MODEL ULTRAPAK 337 15/F,       $12,000.00   $16,000.00           $20,000.00
                   W/ SUPA FLUX, W/ INERT GAS FLOW CONTROL, CONTROL CONSOLE,
                   ASSOCIATED EQUIPMENT S/N M0003060982/C005

   122     10115   CUSTOM DESIGNED MAIN BOARD, ELECTRICAL TEST STATION            $   800.00   $ 1,200.00           $ 1,500.00
                   COMPLETE W/ (2) LEADER 15 MHZ DUAL TRACE OSCILLOSCOPES
                   LBO-500A, PC, MONITOR, MICROCOMPUTER TEST SYSTEM II, DC
                   POWER SUPPLY AC HIPOT BOX, ASSOCIATED EQUIPMENT

   123     10116   CUSTOM DESIGNED MAIN BOARD, ELECTRICAL TEST STATION            $   800.00   $ 1,200.00           $ 1,500.00
                   COMPLETE W/ (2) LEADER 15 MHZ DUAL TRACE OSCILLOSCOPES LBO-
                   500A, PC, MONITOR, MICROCOMPUTER TEST SYSTEM II, DC POWER
                   SUPPLY AC HIPOT BOX, ASSOCIATED EQUIPMENT

   124     10117   CUSTOM DESIGNED MAIN BOARD, ELECTRICAL TEST STATION            $   800.00   $ 1,200.00           $ 1,500.00
                   COMPLETE W/ (2) LEADER 15 MHZ DUAL TRACE OSCILLOSCOPES LBO-
                   500A, PC, MONITOR, MICROCOMPUTER TEST SYSTEM II, DC POWER
                   SUPPLY AC HIPOT BOX, ASSOCIATED EQUIPMENT

   125     10118   CUSTOM DESIGNED ANALOG MODULE ASSEMBLY LINE COMPLETE W/ THE    $10,000.00   $16,000.00           $25,000.00
                   FOLLOWING: DUAL SIDED ASSEMBLY OVERHEAD LIGHTS, 12" IMPULSE
                   HEAT SEALER, DISPENSERS, ION FAN, STOOLS, BINS, TOLEDO DIGITAL
                   SCALE MODEL 8571, (11) CUSTOM BENCH TOP CRIMPING CUT OFF
                   STATIONS, (2) PNEUMATIC CUT OFF UNITS, DUAL SIDDED CONVEYOR
                   ASSEMBLY  STATIONS, HAKKO 939 SOLDER GUNS, (2) LEADER 1020 20MHZ
                   OSCILLOSCOPE, DUAL SIDED BELT CONVEYOR LINE, LEADER DISTORTION
                   AUDIO GENERATOR,  FLUKE DIGITIAL MULTI METER 8050A, SAM III
                   DIGITAL SIGNAL ANALYSIS  METER, ASSOCIATED EQUIPMENT
------------------------------------------------------------------------------------------------------------------------------
                                                             PAGE TOTAL           $24,400.00   $35,600.00           $49,500.00
------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC.
                              APPRAISAL DIVISION


                              ZENITH CORPORATION
                               CHIHUAHUA, MEXICO
                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------
ITEM#       ID #   DESCRIPTION                                                    FLV          FMV                  FMIP
------------------------------------------------------------------------------------------------------------------------------
PRODUCTION AREA (CONT'D)
------------------------
------------------------------------------------------------------------------------------------------------------------------
   126     10121   CUSTOM DESIGNED ELECTRICAL MAIN BOARD MM2500 INSPECTION        $ 1,600.00   $ 2,200.00           $ 2,900.00
                   STATION, COMPLETE W/ HP CABLE TV ANALYZER 8590L MONITOR,
                   CHECK SUM FIXTURE, HP UNIVERSAL COUNTER, MODEL 53131A, HP
                   DIGITAL MULTIMETER MODEL 34401A DISK DRIVE, PC, DATA
                   TRANSMITER, ASSOCIATED EQUIPMENT

   127     10122   CUSTOM DESIGNED ELECTRICAL MAIN BOARD MM2500 INSPECTION        $ 1,600.00   $ 2,200.00           $ 2,900.00
                   STATION, COMPLETE W/ HP CABLE TV ANALYZER 8590L MONITOR,
                   CHECK SUM FIXTURE, HP UNIVERSAL COUNTER, MODEL 53131A,
                   HP DIGITAL MULTIMETER MODEL 34401A DISK DRIVE, PC, DATA

   128     10123   CUSTOM DESIGNED ELECTRICAL MAIN BOARD MM2500 INSPECTION        $ 1,600.00   $ 2,200.00           $ 2,900.00
                   STATION, COMPLETE W/ HP CABLE TV ANALYZER 8590L MONITOR,
                   CHECK SUM FIXTURE, HP UNIVERSAL COUNTER, MODEL 53131A,
                   HP DIGITAL MULTIMETER MODEL 34401A DISK DRIVE, PC, DATA

   129     10124   CUSTOM DESIGNED ANALOG MODULAR ASSEMBLY LINE COMPLETE W/       $15,000.00   $25,000.00           $40,000.00
                   THE FOLLOWING: ARBOR PRESS, M100DC HIPOT TESTER, DUAL SIDED
                   ASSEMBLY WORK STATION, APS CHIP STACKING UNIT: BINS, PNEUMATIC
                   TOOLS, BENCH TOP CRIMPING UNITS, (2) HELLER BENCH TOP CHIP
                   FINISHER, HAKKO SOLDER GUNS, 939 GLUE DISPENSERS CABINETS, (2)
                   CHECK SUM INSPECTION BED, W/ PC PRINTER, UPS, RCA CTV MODULATOR,
                   MULTIMETER CONTROL CONSOLE MONITORS, TRIPP LITO LINE NOISE
                   FILTER, WAVETEK LINE SAM III, AC SUPPLY & HIPOT BOX, CUSTOM
                   WIRE CUT TO LENGTH UNIT, STRECKFUB WIRE STRAIGHTENER & CUT TO
                   LENGTH, HELLER DUAL WIRE STAKER, (3) GPD DUAL COMPONENT
                   FORMERS, ASSOCIATED EQUIPMENT

   130     10125   HIGH SPEED EPROM PROGRAMMER MODEL EMEP 8, W/ FIXTURES, STAND   $ 2,000.00    $3,000.00            $4,000.00
                   ALONE, HOST ADAPTER, RJS LABEL PRINTER, S/N 174, ASSOCIATED
                   EQUIPMENT, PROP #5405
------------------------------------------------------------------------------------------------------------------------------
                                                             PAGE TOTAL           $21,800.00   $34,600.00           $52,700.00
------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC.
                              APPRAISAL DIVISION


                              ZENITH CORPORATION
                               CHIHUAHUA, MEXICO
                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------
ITEM#       ID #   DESCRIPTION                                                    FLV          FMV                  FMIP
------------------------------------------------------------------------------------------------------------------------------
PRODUCTION AREA (CONT'D)
------------------------
------------------------------------------------------------------------------------------------------------------------------
   131     10126   ELECTROVERT WAVE SOLDER MACHINE MODEL UPK 337-15" 1F,          $ 6,500.00   $ 8,000.00           $11,000.00
                   S/N N/A, W/ CONTROL CONSOLE, CONVEYOR, ASSOCIATED EQUIPMENT

   132     10127   CUSTOM INSPECTION STATION COMPLETE W/ PHILLIPS PM 5518 TX CTV  $   750.00   $ 1,000.00           $ 1,250.00
                   PATTERN GENERATOR, MONITOR, CONVERTERS, ASSOCIATED EQUIPMENT

   133     10128   CUSTOM CIRCUIT TEST ELECTRIC HIDDEN AUDIO ANALYZER STATION     $ 2,500.00   $ 3,500.00           $ 4,500.00
                   COMPLETE W/ HP DIGITAL MULTIMETER, HP DYNAMIC SIGNAL
                   ANALYZER 35665A, MONITOR, PC, METER, ASSOCIATED EQUIPMENT

   134     10129   CUSTOM DESIGNED DE BURN IN ANALOG STATION (MM 2500, TAC)       $ 6,700.00   $ 7,000.00           $ 9,000.00
                   COMPLETE W/ (26) METRO STYLE ELECTRIFIED WORK CARTS

   135     10130   CUSTOM DESIGNED  MM2500 FINISHED PRODUCT ASSEMBLY              $20,000.00   $35,000.00           $50,000.00
                   LINE (#25 & 26) COMPLETE W/ THE FOLLOWING COMPONENTS: DUAL
                   SIDED BELT CONVEYOR OVERHEAD LIGHTS, DC POWER SUPPLY, DIGITAL
                   MULTIMETER, SOLDER GUNS, DPA 2100, PNEUMATIC TOOLS, (2)
                   QUADCHECK MODEL 65545A ELECTRICAL SAFETY COMPLIANCE ANALYZERS,
                   TELEVISIONS, HEAT GUNS, (9) LEADER 15 MHZ OSCILLOSCOPES
                   LBO513A, (4) LEADER 20 MHZ OSCILLOSCOPES 8020, MOLEX STAKING
                   PRESS, TV DEMODULATOR, DATA I/O UNIVERSAL PROGRAMMER, FLUKE
                   DIGITAL MULTIMETER, LEADER NTSC PATTERN GENERATOR, (3) HP
                   SPECTRUM ANALYZER, TV MODULATOR, ZENITH PC, LEADER WAVEFORM
                   MONITOR, (2) WAVETEK SIGNAL GENERATOR, LEADER 20 MHZ
                   OSCILLOSCOPE 1020 (2) WAVETEK SAM III DIGITAL SIGNAL
                   ANALYSIS METER, (2) DATA I/O PROGRAMMING PAK, ZEBRA LABEL
                   PRINTER, WYSE PC, APC UPS, PNEUMATIC TOOL HOLDERS, COMPU ADD
                   PC, TAPE DISPENSER CASE SEALER, ASSOCIATED EQUIPMENT
------------------------------------------------------------------------------------------------------------------------------
                                                             PAGE TOTAL           $36,450.00   $54,500.00           $75,750.00
------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC.
                              APPRAISAL DIVISION


                              ZENITH CORPORATION
                               CHIHUAHUA, MEXICO
                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------
ITEM#       ID #   DESCRIPTION                                                        FLV             FMV           FMIP
------------------------------------------------------------------------------------------------------------------------------
PRODUCTION AREA (CONT'D)
------------------------------------------------------------------------------------------------------------------------------
   136     10131   CUSTOM DESIGNED PROGRAMMING TEST BENCH COMPLETE W/ THE             $ 5,000.00      $ 6,500.00    $ 8,000.00
                   FOLLOWING COMPONENTS: LEADER WAVE FORM MONITORS LBO5860B,
                   LEADER NTSC VECTORSCOPE LVS-5850, LEADER 20MHZ OSCILLOSCOPE
                   LS1020, M100DL HIPOT TESTER, LEADER COLOR TV PATTERN GENERATOR,
                   RCA CTV MODULATOR, WAVEFORM SAM III DIGITAL SIGNAL ANALYZER

   137     10133   CUSTOM DESIGNED PROGRAMMING TEST BENCH COMPLETE W/                 $ 5,750.00      $ 7,250.00    $ 9,500.00
                   THE FOLLOWING COMPONENTS: (2) LEADER 20 MHZ OSCILLOSCOPES,
                   (2) WAVETEK SAM III DIGITAL SIGNAL ANALYSIS METER, TEKTRONIX
                   1725 PAL NTSC VECTORSCOPE, PHILLIPS CTV PATTERN GENERATOR,
                   MONITORS, TEKTRONIX 1735 WAVE FORM MONITOR, HP MULTIMETER, HP
                   UNIVERSAL COUNTER, LEADER AUTO LEVEL METER 218' DPA, M100DC
                   HIPOT TESTER, PC ASSOCIATED EQUIPMENT

   138     10132   CUSTOM DESIGNED PM/PA/PZ, FINISHED PRODUCTS ASSEMBLY LINE (#27,
                   28) COMPLETE W/ THE FOLLOWING COMPONENTS: DUAL SIDED BELT CONVEYOR
                   UNIT, PNEUMATIC TOOLS, LIGHTS, STOOLS, ASSEMBLY STATIONS, SOLDER
                   GUNS, DIGITAL MULTIMETERS, TELEVISIONS, DPA COUNTER, (4) WAVETEK
                   SAM III DIGITAL SIGNAL ANALYSIS METER, COUNTER BALANCES, (3) HP
                   SPECTRUM ANALYZER, INFORMARK ID LABEL PRINTER, (2) LEADER 20 MHZ
                   OSCILLOSCOPE 8020 (5) LEADER 15MHZ OSCILLOSCOPE LBO-513 (2)
                   LEADER PAL NTSC, VECTORSCOPE, COMPUADD PC, CONVERTER BOXES,
                   ZENITH PC'S (2) WAVETEK SIGNAL GENERATORS WAVETEK SYNTHESIZED
                   SIGNAL GENERATOR 2500A LEADER 20MHZ OSCILLSOCPE 1020 LS (2)
                   PHILLIPS CTV PATTERN GENERATOR PM 5515 TEKTRONIX 1725 VECTROSCOPE
                   PAL NTSC, TEKTRONIX 1735, WAVEFORM MONITOR, PHILLIPS CTV PATTERN
                   GENERATOR 54'8 QUADCHE ELECTRICAL SAFETY COMPLIANCE ANALYZER 65545A
                   TAPE DISPENSING CASE SEALER, ASSOC. EQUIP.
------------------------------------------------------------------------------------------------------------------------------
                                                             PAGE TOTAL               $35,750.00      $48,750.00    $72,500.00
------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC.
                              APPRAISAL DIVISION


                              ZENITH CORPORATION
                               CHIHUAHUA, MEXICO
                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------
ITEM#       ID #   DESCRIPTION                                                    FLV             FMV               FMIP
------------------------------------------------------------------------------------------------------------------------------
PRODUCTION AREA (CONT'D)
------------------------
------------------------------------------------------------------------------------------------------------------------------
   139     10134   CUSTOM DESIGNED FINAL ASSEMBLY LINE COMPLETE W/ DRIVE MOTOR,   $   750.00      $ 1,250.00        $ 2,000.00
                   DUAL BELT CONVEYOR LIGHTS, PNEUMATIC TOOLS COUNTER BALANCE,
                   ASSOC. EQUIP.

   140     10135   CUSTOM DESIGNED FINAL ASSEMBLY LINE COMPLETE W/ DRIVE MOTOR,   $ 1,250.00      $ 1,750.00        $ 2,750.00
                   DUAL BELT CONVEYOR LIGHTS, PNEUMATIC TOOLS COUNTER BALANCE,
                   W/ CHICAGO PEDESTAL RIVETER, ASSOCIATED EQUIPMENT

   141             MISC. SUPPORT EQUIPMENT INCLUDING BUT NOT LIMITED TO: DIE      $15,000.00      $22,500.00        $30,000.00
                   LIFT TABLES, STOOLS, APPROX. (35) METRO STYLE CHROME STORAGE
                   SHELVES (PORTABLE) TAPE DISPENSER, BINS, INVENTORY CARTS,
                   DESKS, STATIONARY SHELVES, ROLLLIFT PALLET JACK, PERSONAL
                   COMPUTER, (2) LEADER OSCILLOSCOPE (4) HAKKO 939 SOLDER GUN,
                   HAKKO 927 SOLDER GUN, (2) GATEWAY 2000 PENTIUM PC 133
                   MHZ, PNEUMATIC HAND TOOLS, WORK STATIONS, HAND TRUCKS,
                   COMPAQ 486 PC, PCB MAGAZINES, CONVEYORIZED WORK STATIONS,
                   INDUSTRIAL PC, MAGAZINES, CONVEYORIZED WORK STATIONS,
                   INDUSTRIAL PC
------------------------------------------------------------------------------------------------------------------------------
QC AREA
-------
------------------------------------------------------------------------------------------------------------------------------
   142     10136   CUSTOM QC TEST BENCH COMPLETE W/ LEADER 100MHZ DIGITAL         $ 1,500.00      $ 2,200.00        $ 2,800.00
                   STORAGE OSCILLOSCOPE INDUSTRIAL PC, HP MULTIMETER 3478A
                   TEKTRONIX VECTORSCOPE 5851 MONITOR TABLE, VCR, ASSOCIATED
                   EQUIPMENT

   143     10137   CUSTOM DESIGNED LIFE TEST STATION COMPLETE W/ (9)              $ 3,000.00      $ 3,750.00        $ 4,500.00
                   ELECTRIFIED METRO STYLE STORAGE RACKS, PLATFORMS, COVERS,
                   ASSOCIATED EQUIPMENT

   144             MISCELLANEOUS SUPPORT EQUIPMENT INCLUDING BUT NOT LIMITED      $   600.00      $ 1,100.00        $ 1,600.00
                   TO: TENNEY ENVIRONMENTAL TEST CHAMBER, DESKS, VERTICAL
                   FILE CABINETS, WORK TABLES, PERSONAL COMPUTER, PANASONIC
                   PRINTER
------------------------------------------------------------------------------------------------------------------------------
                                                             PAGE TOTAL           $22,100.00      $32,550.00        $43,650.00
------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC.
                              APPRAISAL DIVISION


                              ZENITH CORPORATION
                               CHIHUAHUA, MEXICO
                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------
ITEM#       ID #   DESCRIPTION                                                    FLV             FMV               FMIP
------------------------------------------------------------------------------------------------------------------------------
REPAIR AND REWORK AREA (cont'd)
-------------------------------
------------------------------------------------------------------------------------------------------------------------------
   145     10138   REPAIR STATION COMPLETE W/ LEADER 15MHZ OSCILLOSCOPE LBO-513A, $ 1,800.00      $ 2,200.00        $ 2,800.00
                   LEADER 20MHZ OSCILLOSCOPE LBO8020, LEADER 40MHZ OSCILLOSCOPE
                   LBO-1041, WAVETEK SAM III SIGNAL ANALYSIS METER, FLUKE MULTI
                   METER, CONVERTER BOXES, LEADER DIGITALCOUNTER ZENITH
                   TERMINAL HP SPECTRUM ANALYZER

   146     10139   REPAIR STATION COMPLETE W/ LEADER 100 MHZ DIGITAL              $ 2,500.00      $ 3,100.00        $ 4,000.00
                   STORAGE OSCILLOSCOPE 3100A, LEADER 15MHZ OSCILLOSCOPE, LEADER
                   NTSC VECTORSCOPE LV5L5850, FLUKE MULTIMETER, WAVETEK SAM III
                   SIGNAL ANALYSIS METER, LEADER VECTORSCOPE PAL 5851 ZENITH PC
                   MONITOR, LEADER CTV PATTERN GENERATOR, CTV MODULATOR

   147     10140   CUSTOM DESIGNED REWORK STATION COMPLETE W/ LEADER              $ 2,750.00      $ 3,500.00        $ 4,500.00
                   PAL VECTORSCOPE 5850B, LEADER NTSC VECTORSCOPE 585OR WAVETEK
                   SAM III DIGITAL SIGNAL ANALYSIS METER, ZENITH PC, MONITOR,
                   CONVERTER, DIGITAL COUNTER, LEADER DIGITAL STORAGE
                   OSCILLOSCOPE 100MHZ 3100A, LEADER LBO513A OSCILLOSCOPE,
                   ASSOCIATED EQUIPMENT

   148     10142   CUSTOM DESIGNED REWORK STATION COMPLETE W/  2101               $ 2,750.00      $ 3,500.00        $ 4,500.00
                   DPA LEADER AUTO LEVEL METER, HP SPECTRUM ANALYZER,LEADER NTSC
                   VECTORSCOPE 585OB WAVETEK SAM III DIGITAL SIGNAL ANALYSIS
                   METER, ZENITH PC, MONITOR, CONVERTER, DIGITAL COUNTER, LEADER
                   DIGITAL STORAGE ,OSCILLOSCOPE 100MHZ 3100A, LEADER LBO513A
                   OSCILLOSCOPE, ASSOCIATED EQUIPMENT

   149     10141   CUSTOM DESIGNED REWORK STATION COMPLETE W/ (2) LEADER 20 MHZ   $ 3,000.00      $ 3,750.00        $ 5,000.00
                   OSCILLOSCOPE MODEL 820 (2) CONVERTER BOXES, DIGITAL COUNTER
                   TERMINAL, HP SPECTRUM ANALYZER, LEADER NTSC VECTORSCOPE
                   LVS-5850, LEADER OSCILLOSCOPE 15MHZ MODEL LBO 513A, FLUKE
                   MULTIMETER
------------------------------------------------------------------------------------------------------------------------------
                                                           PAGE TOTAL             $12,800.00      $16,050.00        $20,800.00
------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC.
                              APPRAISAL DIVISION


                              ZENITH CORPORATION
                               CHIHUAHUA, MEXICO
                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------
ITEM#       ID #   DESCRIPTION                                                     FLV              FMV            FMIP
------------------------------------------------------------------------------------------------------------------------------
REPAIR AND REWORK AREA
----------------------
------------------------------------------------------------------------------------------------------------------------------
   150     10143   CUSTOM BUILT THERMAL HEAT TRANSFER PRESS W/ CONTROL             $  1,000.00      $  1,500.00    $  2,000.00
                   CONSOLE, DRILLING FIXTURE, WEB FEED, ASSOCIATED
                   EQUIPMENT

   151     10144   KENSOL CUSTOM LAMINATING HOT STAMPING MACHINE MODEL             $ 40,000.00      $ 50,000.00    $ 60,000.00
                   SPECIAL, S/N 82X COMPLETE W/ CONTROL CONSOLE,
                   HYDRAULIC UNIT ENCLOSURE, WEB FEEDER CONVEYOR,
                   ASSOCIATED EQUIPMENT

   152             MISCELLANEOUS SUPPORT EQUIPMENT INCLUDING BUT NOT               $  3,000.00      $  4,000.00    $  5,000.00
                   LIMITED TO: VERTICAL BAND SAW, PNEUMATIC TOOLS, (2)
                   DRILL PRESSES, SOLDER GUNS, DESKS, BELT CONVEYOR,
                   STORAGE CABINETS, (2) PORTABLE STAIR CASES, DOUBLE
                   ENDED PEDESTAL GRINDER, (2) ELECTRIFIED METRO STYLE
                   STORAGE SHELVES

------------------------------------------------------------------------------------------------------------------------------
CABLE SUB-ASSEMBLIES
--------------------
------------------------------------------------------------------------------------------------------------------------------
   153     10145   JST MODEL BCD-M5BEA COMPLETE W/ WIRE FEEDERS, (2)               $ 70,000.00      $ 90,000.00    $115,000.00
                   VIBRATORY FEEDERS, DIGITAL CONTROL CONSOLE, SPOOL
                   HOLDER, ASSOCIATED EQUIPMENT S/N 96044 (1996) UNIT
                   #3

   154     10146   JST MODEL BCD-M5B2  COMPLETE W/ WIRE FEEDERS, (2)               $ 20,000.00      $ 28,000.00    $ 35,000.00
                   VIBRATORY FEEDERS,  CONTROL CONSOLE, SPOOL HOLDER,
                   ASSOCIATED EQUIPMENT S/N60014 (1985) PROP# 2032
                   UNIT #2

   155     10147   JST MODEL BCD-M5B2 A COMPLETE W/ WIRE FEEDERS, (2)              $ 20,000.00      $ 28,000.00    $ 35,000.00
                   VIBRATORY FEEDERS, CONTROL CONSOLE, SPOOL HOLDER,
                   ASSOCIATED EQUIPMENT S/N60013 (1985) PROP# 2030
                   UNIT #1

   156     10148   ARTOS WIRE CUT TO LENGTH UNIT, MODEL CS-26A W/                  $  2,500.00      $  3,000.00    $  3,500.00
                   CONTROL CONSOLE, WIRE FEEDER, ASSOCIATED EQUIPMENT
                   S/N 38077 (ICS-26)

   157     10149   ARTOS WIRE STRAIGHTENING AND CUT TO LENGTH LINE                 $ 10,000.00      $ 14,000.00    $ 18,500.00
                   MODEL C5-33, W/ CONTROL CONSOLE, ARTOS WIRE FEEDER
                   (2) ARTOS TERMINATING UNITS, ASSOCIATED EQUIPMENT
                   S/N 44226
------------------------------------------------------------------------------------------------------------------------------
                                                             PAGE TOTAL            $166,500.00      $218,500.00    $274,000.00
------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC.
                              APPRAISAL DIVISION

                              ZENITH CORPORATION
                               CHIHUAHUA, MEXICO
                                 APRIL 1, 1998

----------------------------------------------------------------------------------------------------------------------------------
ITEM#   ID#     DESCRIPTION                                                    FLV                 FMV                  FMIP
----------------------------------------------------------------------------------------------------------------------------------
CABLE SUB-ASSEMBLIES
----------------------
----------------------------------------------------------------------------------------------------------------------------------
  158   10150   ARTOS WIRE STRAIGHTENING AND CUT TO LENGTH LINE                $10,000.00          $14,000.00           $18,500.00
                MODEL C5-33, W/ CONTROL CONSOLE, ARTOS WIRE FEEDER,
                (2) ARTOS TERMINATING UNITS ASSOCIATED EQUIPMENT
                S/N 49334-001, PROP #4151

  159   10151   CHICAGO DUAL HEAD PEDESTAL RIVETER MODEL 214 S/N               $   650.00          $   900.00           $ 1,200.00
                2009-D6

  160   10152   ARTOS MODEL CS9-ST CUT TO LENGTH LINE W/ FEEDER                $   400.00          $   600.00           $   900.00
                ASSOCIATED EQUIPMENT S/N 24148

  161   10153   FORMULABS ANEALING & WINDING LINE MODEL 604-E W/               $ 2,000.00          $ 3,000.00           $ 5,000.00
                DANCER TENSION CONTROL, ASSOCIATED EQUIPMENT, S/N
                141

  162           MISCELLANEOUS SUPPORT EQUIPMENT INCLUDING BUT NOT              $ 2,000.00          $ 3,000.00           $ 4,000.00
                LIMITED TO: ASSEMBLY TABLES, STOOLS, STORAGE
                SHELVES, FLAMMABLE STORAGE CABINETS, WASTE BASKETS,
                SOLDER GUNS, COIL WINDER, DESK, BELT CONVEYOR,
                BENCH VISE, CRIMPERS,

                BRANSON ULTRASONIC BATH, MEDIUM DUTY STORAGE
                SHELVES, TOLEDO DIGITAL SCALE, HEAT GUNS, JET ARBOR
                PRESS, LOCKERS, (3) ECONOMOTION TERMINATOR TERMINAL
                CRIMPER, MOLEX STAKING PRESS, HAKKO SOLDER POT

----------------------------------------------------------------------------------------------------------------------------------
ATE OFFICE AREA
---------------
----------------------------------------------------------------------------------------------------------------------------------
  163           MISCELLANEOUS FURNITURE AND EQUIPMENT INCLUDING                $ 3,500.00          $ 4,000.00           $ 4,500.00
                QUADRA SEAL FIXTURE, DESK SWIVEL CHAIRS, HP DRAFT
                MASTER, PLOTTER, HP DIGITAL MULTIMETER, LATERAL FILES, HP
                712/60 PARISC COMPUTER, MONITOR, WORK BENCH, PALLET RACKS, HP
                LASER JET 5L PRINTER, IBM CLONE PERSONAL COMPUTER 486,
                GATEWAY 2000 PENTIUM 100 PC, SENCORE CAPCITOR ANALYZER,
                ASSORTED HAND TOOLS, GATEWAY 2000 PENTIUM 75PC

----------------------------------------------------------------------------------------------------------------------------------
                                                             PAGE TOTAL        $18,550.00          $25,500.00           $34,100.00
----------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC.
                              APPRAISAL DIVISION

                              ZENITH CORPORATION
                               CHIHUAHUA, MEXICO
                                 APRIL 1, 1998

----------------------------------------------------------------------------------------------------------------------------------
ITEM#    ID#   DESCRIPTION                                                         FLV                FMV             FMIP
----------------------------------------------------------------------------------------------------------------------------------
PRODUCTION MAINTENANCE OFFICE
-----------------------------
----------------------------------------------------------------------------------------------------------------------------------
   164         MISCELLANEOUS FURNITURE AND EQUIPMENT INCLUDING:                    $5,000.00          $ 6,000.00      $ 7,000.00
               CONFERENCE TABLE, ARM CHAIRS, VERTICAL FILE
               CABINETS, COMPUTER WORK STATION OLIVETTI TYPEWRITER, (4)
               ZENITH PC'S, PAPER CUTTER, HP LASER JET 5P PRINTER, ZEBRA 140
               LABEL PRINTER REFRIGERATOR, COMPUADD PERSONALCOMPUTER, (3)
               IBM CLONE PERSONAL COMPUTER, METAL STORAGE CABINETS, HEWLETT
               PACKARD OFFICE JET PRINTER FAX, (2) GATEWAY 2000 486 66 PC
               EXECUTIVE DESKS, HP LASER, PRINTER HP LASER JET IIIP PRINTER,
               LATERAL FILE CABINETS, HP DRAFT MASTER PLOTTER RX IBM CLONE
               PENTIUM COMPUTER DELL DIMENSION 486/66 PC , CREDENZA,
               INDUSTRIAL PC

---------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING ENGINEERING
-------------------------
---------------------------------------------------------------------------------------------------------------------------------
   165         MISCELLANEOUS FURNITURE AND EQUIPMENT INCLUDING                     $3,000.00          $ 3,750.00      $ 4,500.00
               FORMICA DESKS, (2) ZENITH PRINTERS, COMPUTER WORK
               STATION, EPSON WIDE BAND PRINTER, (6) IBM CLONE PERSONAL
               COMPUTERS, MOUSE, HIGHBACK CHAIR, TABLE, GATEWAY 2000 PENTIUM
               PC 75MHZ, GATEWAY 2000 PENTIUM PC 166MHZ NEXT LASER PRINTER,
               BOOKCASE, IBM TYPEWRITER, (2) ZENITH 386 PERSONAL COMPUTER,
               HP LASER JET 4 PLUS PRINTER, STORAGE CABINETS

---------------------------------------------------------------------------------------------------------------------------------
LAB DE PROTOTYPE
----------------
---------------------------------------------------------------------------------------------------------------------------------
   166         MISCELLANEOUS FURNITURE AND EQUIPMENT INCLUDING BUT                 $1,500.00          $ 2,000.00      $ 2,500.00
               NOT LIMITED TO: HP DESK JET 870SE PRINTER, HP LASER
               JET SERIES II PRINTER, (3) IBM CLONE PERSONAL
               COMPUTERS, MOUSE, MARKER BOARD, GATEWAY 2000
               PENTIUM PERSONAL COMPUTER 166 MHZ, BOOKCASES,
               HEATER, CREDENZA, JDR 486 PC, SOLDER GUNS

---------------------------------------------------------------------------------------------------------------------------------
                                                             PAGE TOTAL            $9,500.00          $11,750.00      $14,000.00
---------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC.
                              APPRAISAL DIVISION

                              ZENITH CORPORATION
                               CHIHUAHUA, MEXICO
                                 APRIL 1, 1998

----------------------------------------------------------------------------------------------------------------------------------
ITEM#    ID#    DESCRIPTION                                                     FLV                 FMV               FMIP
----------------------------------------------------------------------------------------------------------------------------------
CALIBRATION DEPARTMENT
----------------------
----------------------------------------------------------------------------------------------------------------------------------
   167          MISCELLANEOUS FURNITURE AND OFFICE EQUIPMENT                    $ 3,250.00          $ 4,000.00        $ 4,750.00
                INCLUDING FORMICA DESKS, SWIVEL CHAIRS, TABLE,
                STORAGE UNITS, (3) GATEWAY 2000 PENTIUM PC 133 MHZ, (4)
                GATEWAY 2000 PENTIUM PC 75 MHZ, WORK STATIONS, STOOLS, HP
                LASER JET HP PRINTER, CANON T301 FAX MACHINE, MODULAR WORK
                STATION, COMPUTER MONITOR, MARKER BOARD, HP LASER JET 5L
                PRINTER, PANASONIC KXP1124 PRINTER

   168          MISCELLANEOUS INSPECTION AND TEST EQUIPMENT                     $17,000.00          $23,000.00        $30,000.00
                INCLUDING BUT NOT LIMITED TO: HP LCR METER MODEL
                4262A, FLUKE PRECISION POWER AMPLIFIER 5205A, FLUKE PRECISION
                CALIBRATOR 5100B, (2) DIGITAL VOLT METER 3456A, HP
                SYNTHESIZER FUNCTION GENERATOR, LEADER AUTO LEVEL METER, PM
                6668 HIGH RES. COUNTER, HP SIGNAL GENERATOR 8657A 2060 MHZ,
                HP 8591C, ESI VIDEO BRIDGE 2160, (2) LEADER PAL PATTERN
                GENERATOR LCG 399A, HP FREQUENCY COUNTER, WAVE GENERATOR
                SOLDER GUNS, LEADER LCG400 NTSC PATTERN GENERATOR, HP DC
                POWER SUPPLY, TEKTRONIX TM 5006 PROGRAMMABLE CALIBRATION,
                GENERATOR LEADER DIGITAL COUNTER, HP SYSTEM DC ELECTRONIC
                LOAD, 6050A VARIABLE TRANFORMER, TEKTRONIX 464 OSCILLOSCOPE,
                HP SPECTRUM ANALYZER 8591E, HP SPECTRUM ANALYZER 8590A,
                LAMBDA DC POWER SUPPLY, HP NOISE FIGURE METER, ASSOCIATED
                EQUIPMENT

---------------------------------------------------------------------------------------------------------------------------------
                                                             PAGE TOTAL         $20,250.00          $27,000.00        $34,750.00
---------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC.
                              APPRAISAL DIVISION

                              ZENITH CORPORATION
                               CHIHUAHUA, MEXICO
                                 APRIL 1, 1998

----------------------------------------------------------------------------------------------------------------------------------
ITEM#      ID#     DESCRIPTION                                                   FLV                 FMV              FMIP
----------------------------------------------------------------------------------------------------------------------------------
CALIBRATION DEPARTMENT
----------------------
----------------------------------------------------------------------------------------------------------------------------------
   169     10154   FLUKE DIGITAL CALIBRATOR MODEL 550A W/ ASSOCIATED             $  5,000.00         $  6,500.00      $  8,500.00
                   EQUIPMENT S/N 6890006

   170     10155   TEKTRONIX VIDEO MEASUREMENT SET MODEL VM 700A, S/N            $  4,000.00         $  5,500.00      $  7,000.00
                   LMVTK5002

   171     10156   WAVETEK OSCILLOSCOPE CALIBRATOR MODEL 9500 TEST               $ 10,000.00         $ 12,500.00      $ 15,000.00
                   MODULES, CASE, ASSOCIATED S/N N/A

---------------------------------------------------------------------------------------------------------------------------------
SIGNAL ROOM
-----------
---------------------------------------------------------------------------------------------------------------------------------
   172     10157   NETWORK COMPUTER SYSTEM COMPLETE W/ THE FOLLOWING             $150,000.00         $190,000.00      $225,000.00
                   EQUIPMENT HEWLETT PACKARD 9000 UPS COMPUTER SYSTEM
                   K CLASS W/ HP POWER TRUST, (7) APC UPS, ZENITH PC, X PRO
                   INDUSTRIAL PC'S, (2)GATEWAY 2000 MMX PENTIUM SERVER SENCOR
                   SV951, MPEG-2 STREAM PLAYER E3000, (3) GATEWAY 2000 PENTIUM
                   133 COMPUTER, (2) NDS SYSTEM 3000 DVB DIGITAL MODULATOR,
                   KEYBOARDS, CONTROL CABINETS, TEKTRONIX MPEG TEST GENERATOR
                   LEVITON UNITS, ECE FILE SERVER (15) TURBO ETHERNET HUBS,
                   FORSYSTEMS FORE RUNNER, PRESTIGE POWERWARE UPS, TEKTRONIX AM
                   700 AUDIO MEASUREMENT SET, (3) DIVICOM SPOOLER #3, BB SWITCH
                   DIGITAL VIDEO, DIVICOM SYSTEM CONTROLLER, SUN TAPE DRIVE, J
                   DR 486 PC MODEMS, COMPAQ PROLIANT 80 PC, GATEWAY 2000 GP
                   5200E, MATRIX 5000 UPS BACK UP SYSTEM, ASSOCIATED HARDWARE,
                   SOFTWARE AND EQUIPMENT

---------------------------------------------------------------------------------------------------------------------------------
                                                             PAGE TOTAL          $169,000.00         $214,500.00      $255,500.00
---------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC.
                              APPRAISAL DIVISION

                              ZENITH CORPORATION
                               CHIHUAHUA, MEXICO
                                 APRIL 1, 1998

----------------------------------------------------------------------------------------------------------------------------------
ITEM#      ID#     DESCRIPTION                                                    FLV                FMV             FMIP
----------------------------------------------------------------------------------------------------------------------------------
SIGNAL ROOM
-----------
----------------------------------------------------------------------------------------------------------------------------------
   173     10158   CUSTOM CONFIGURED COLOR TELEVISION SIGNAL ROOM                 $90,000.00         $140,000.00     $200,000.00
                   COMPLETE W/ THE FOLLOWIG COMPONENTS: RCA COLOR
                   TELEVISION MODULATORS, (3) TEKTRONIX WAVEFORM MONITOR 1480R
                   TEKTRONIX TV DEMODULATOR 1450-1 COMPUADD PC, AUDIO ENCODER,
                   2-TAC VIDEO ENCODER, HP FUNCTION GENERATOR, APPROX . (13)
                   LEADER PATTERN GENERATORS, (2) WAVETEK SIGNAL GENERATORS, DC
                   PWER SUPPLIES, DATA TRANSMITTER, PHILLIPS MODULATOR, ZENITH
                   PC, (2) LEADER 3100 A 100 MHZ OSCILLOSCOPE, (3) TEKTRONIX
                   SYNC GENERATORS, (2) LAN 500 FREQUENCY TRANSLATOR, BANLO HRC
                   CABINETS W/ POWER SUPPLIES, MODULATORS 6350, TEKTRONIX
                   M\NICAM ENCODER, (3) PHILLIPS PM 5518 TX CTV PATTERN
                   GENERATORS, (2) TEKTRONIX PATHFINDER PALNTSC SIGNAL
                   GENERATORS JSG95 TEK, TV DEMODULATOR, BLONDER TONGUE OUTPUT
                   COMBINER, (2) ZENITH VCRS, TEKTRONIX TG 2000 SIGNAL
                   GENERATION PLATFORM (7) SCIENTIFIC ATLANTA MODULATOR
                   CABINETS, ASSOC.EQUIP.

   174             MISCELLANEOUS SUPPORT INCLUDING DESKS, SWIVEL                  $ 8,500.00         $ 11,000.00     $ 15,000.00
                   CHAIRS, LABEL PRINTER, HP 8591C 1MHZ WORK TABLES,
                   HP LASER JET III PRINTER, BROTHER INTELLIFAX 820 ML FAX
                   MACHINE, GATEWAY 2000 PENTIUM PC 75MHZ, SH 486 PC , GATEWAY
                   2000 PENTIUM 133 MHZ PC, STORAGE ASSORTED COMPUTERS, CTV
                   MODULATOR, WAVETEK SIGNAL GENERATOR, HAKKO SOLDER GUN

---------------------------------------------------------------------------------------------------------------------------------
                                                             PAGE TOTAL           $98,500.00         $151,000.00     $215,000.00
---------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC.
                              APPRAISAL DIVISION

                              ZENITH CORPORATION
                               CHIHUAHUA, MEXICO
                                 APRIL 1, 1998

----------------------------------------------------------------------------------------------------------------------------------
ITEM#     ID#      DESCRIPTION                                                    FLV                 FMV            FMIP
----------------------------------------------------------------------------------------------------------------------------------
TEST SUPPORT AREA
-----------------
----------------------------------------------------------------------------------------------------------------------------------
   175             MISCELLANEOUS SUPPORT EQUIPMENT INCLUDING BUT NOT              $25,000.00          $32,000.00     $40,000.00
                   LIMITED TO: (2) LEADER  OSCILLOSCOPE 20 MHZ LS1020,
                   (7) LEADER OSCILLOSCOPES 15 MHZ LBO 500 SERIES, (3) LEADER
                   OSCILLOSCOPES 20 MHZ 1021, METRO STYLE STORAGE CABINETS, HP
                   SYSTEM DC ELECTRONIC LOAD 6050A, (2) MIOODC HIPOT TESTERS,
                   TEKTRONIX PAL NTSC VECTORSCOPE 1725, AUTO LEVEL METERS, (4)
                   LEADER 3100A 100MHZ OSCILLOSCOPE, (2) LEADER 20 MHZ
                   OSCILLOSCOPE 8020, HP MULTIMETERS, FIXTURES, HP DIGITAL
                   COUNTERS, (2) LEADER VECTORSCOPE NTSC LVS 5850 PHILLIPS COLOR
                   TV PATTERN GENERATOR 5418 TPSI, HP SPECTRUM ANALYZER, (10)
                   (NEW) INDUSTRIAL COMPUTERS, PENTIUM 200 MHZ, TEKTRONIX TV
                   1350 TELEVISION DEMODULATOR, (8) HP 34401A DIGITAL
                   MULTIMETERS, WORK TABLES, ASSORTED HAND TOOLS, QUAD CHEK II
                   7564SA ELECTRONIC SAFETY COMPLIANCE ANALYZER

   176     10159   TEKTRONIX VM 700A VIDEO MEASUREMENT SET W/                     $ 3,000.00          $ 4,000.00     $ 5,000.00
                   ASSOCIATED EQUIPMENT

   177             MISCELLANEOUS OFFICE EQUIPMENT AND FURNITURE                   $ 3,500.00          $ 4,000.00     $ 4,500.00
                   INCLUDING PAPER CUTTER, DESKS, SWIVEL CHAIRS, WORK
                   STATIONS, UPS, VERTICAL FILE CABINETS, ZENITH PERSONAL
                   COMPUTERS, (3) INDUSTRIAL PERSONAL COMPUTERS, HP LASER JET 4P
                   PRINTER, CONTROLLER, (3) GATEWAY PENTIUM 75MHZ PERSONAL
                   COMPUTER, GATEWAY PENTIUM 133 MHZ PERSONAL COMPUTER, GATEWAY
                   PENTIUM 100MHZ PERSONAL COMPUTER
----------------------------------------------------------------------------------------------------------------------------------
STORAGE AREA
------------
----------------------------------------------------------------------------------------------------------------------------------
   178             MISCELLANEOUS SUPPORT EQUIPMENT INCLUDING BUT NOT              $ 2,000.00          $ 2,500.00     $ 3,000.00
                   LIMITED TO: (8) 8X8X4' MEDIUM DUTY STORAGE RACKS,
                   HAND TRUCK, FIRE EXTINGUISHER, (2) TOLEDO DIGITAL SCALES,
                   PORTABLE STAIRCASES, STORAGE SHELVES, CABINETS, METRO STYLE
                   STORAGE SHELVES, (3) ZENITH PCS, DIGITAL PARTS SCALE,
                   COMPUADD PERSONAL COMPUTER, EPSON WIDE BAND PRINTER, IBM
                   CLONE PC W/ MONITOR, METAL LOCKERS

---------------------------------------------------------------------------------------------------------------------------------
                                                             PAGE TOTAL           $33,500.00          $42,500.00     $52,500.00
---------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC.
                              APPRAISAL DIVISION

                              ZENITH CORPORATION
                               CHIHUAHUA, MEXICO
                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------------
ITEM#     ID#      DESCRIPTION                                                    FLV                 FMV            FMIP
---------------------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICE AREA
---------------------
---------------------------------------------------------------------------------------------------------------------------------
   179             MISCELLANEOUS SUPPORT EQUIPMENT INCLUDING LEADER               $ 2,000.00          $2,500.00      $ 3,000.00
                   LBO 500 SERIES OSCILLOSCOPE 50MHZ MONITORS, LEADER
                   PATTERN GENERATOR, OLD COMPUTERS, HP LASER JET SERIES II
                   LASER PRINTER, DIGITAL MULTIMETER, SMALL HAND TOOLS, GATEWAY
                   PENTIUM 75MHZ PC, WYSE 386 PC 5X 20 ARTEC HR./TC SCANNER,
                   TABLES, DESKS, SWIVEL CHAIRS, LATERAL FILE CABINET

---------------------------------------------------------------------------------------------------------------------------------
MATERIAL STORE ROOM
-------------------
---------------------------------------------------------------------------------------------------------------------------------
   180             MISCELLANEOUS SUPPORT EQUIPMENT INCLUDING METAL                $10,000.00          $15,000.00     $30,000.00
                   STORAGE SHELVES, VERTICAL FILES, DESK, CREDENZA,
                   CALCULATOR, DRILL, FLAMMABLE STORAGE CABINET, BOLT
                   CUTTERS, SCREW DRIVERS, ALLEN WRENCHES, GREASE
                   DISPENSERS, PLUMBERS WRENCH, S.S. SINK, PRY BARS,
                   CLAMPS, METRO STORAGE SHELVES, ASSORTED HAND TOOLS,
                   MOTORS, MAYTAG DRYER, WHIRLPOOL TOP LOAD WASHING
                   MACHINE, GLUE DISPENSER, ASSOCIATED SUPPLIES &
                   EQUIPMENT

---------------------------------------------------------------------------------------------------------------------------------
LOADING DOCK/SHIPPING
---------------------
---------------------------------------------------------------------------------------------------------------------------------
   181     23075   BAKER ELECTRIC FORKLIFT MODEL FT0-040, S/N                     $ 2,000.00          $2,500.00      $ 3,000.00
                   M1831-A5578 SIDESHIFT, OROPS

   182     23076   NCI DIGITAL SHIPPING SCALE MODEL 5785                          $   300.00          $400.00        $   600.00

   183             MISCELLANEOUS OFFICE EQUIPMENT METAL DESKS, CHAIRS,            $   800.00          $900.00        $ 1,000.00
                   CALCULATORS, FILING CABINETS, 386 P/C'S, HP LASER
                   JET IIIP, (2) EPSON FX-1170 PRINTER, ZENITH
                   HIGHSPEED PRINTER, BANDING CART, PALLET JACKS

---------------------------------------------------------------------------------------------------------------------------------
THROUGH-HOLE DEPARTMENT
-----------------------
---------------------------------------------------------------------------------------------------------------------------------
   184     23077   1990 TDK AVISERT RADIAL INSPECTION MACHINE MODEL               $ 6,000.00          $7,000.00      $ 8,000.00
                   VC-5A, S/N AV-8157A, 20 INSERTING LINES, AVISERT
                   TOUCH PAD DIGITAL CONTROLS, COMPLETE W/ (2) CHAIN
                   LINK CONVEYORS, (2) ELEVATORS/ STACKERS

---------------------------------------------------------------------------------------------------------------------------------
                                                             PAGE TOTAL           $21,100.00          $28,300.00     $45,600.00
---------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC.
                              APPRAISAL DIVISION

                              ZENITH CORPORATION
                               CHIHUAHUA, MEXICO
                                 APRIL 1, 1998

-------------------------------------------------------------------------------------------------------------------------------
ITEM#      ID#     DESCRIPTION                                                    FLV                 FMV             FMIP
-------------------------------------------------------------------------------------------------------------------------------
THROUGH-HOLE DEPARTMENT (cont'd)
--------------------------------
-------------------------------------------------------------------------------------------------------------------------------
   185     23078   1989 TDK AVISERT RADIAL INSERTION MACHINE MODEL                $ 5,000.00          $ 6,000.00      $ 7,000.00
                   VC-5A, S/N AV-8023A, 20 INSERTING LINES, AVISERT
                   TOUCH PAD DIGITAL CONTROLS, COMPLETE W/ (2) CHAIN
                   LINK CONVEYOR, (2) ELEVATORS/ STACKERS

   186     23079   1988 TDK AVISERT RADIAL INSERTION MACHINE MODEL                $ 4,000.00          $ 5,000.00      $ 6,000.00
                   VC-5A, S/N AV-7138, 20 INSERTING LINES, AVISERT
                   TOUCH PAD DIGITAL CONTROLS, COMPLETE W/ (2) CHAIN
                   LINK CONVEYORS, (2) ELEVATORS/ STACKERS

   187     23080   1988 TDK AVISERT RADIAL INSERTION MACHINE MODEL                $ 3,500.00          $ 4,000.00      $ 4,500.00
                   VC-5A, S/N N/A, 20 INSERTING LINES, AVISERT TOUCH
                   PAD DIGITAL CONTROLS, COMPLETE W/ (2) CHAIN LINK
                   CONVEYORS, (2) ELEVATORS/ STACKERS W/ TDK CONTROLS

   188     23081   1986 TDK AVISERT RADIAL INSERTION MACHINE MODEL                $ 2,000.00          $ 3,000.00      $ 4,000.00
                   VC-5A, S/N AV-5333, 20 INSERTING LINES, AVISERT
                   TOUCH PAD DIGITAL CONTROLS, COMPLETE W/ (2) CHAIN
                   LINK CONVEYORS, (2) ELEVATORS/ STACKERS

   189     23082   1987 TDK AVI-SERT VC-5 RADIAL INSERTION MACHINE S/N            $ 3,000.00          $ 3,500.00      $ 4,000.00
                   AV-5470 W/ TDK CONTROLS W/ (2) ELEVATOR/STACKERS,
                   (2) CHAIN LINK CONVEYORS

   190     23083   1984 TDK RADIAL INSERTION MACHINE MODEL 4H-YH-1 S/N            $ 2,500.00          $ 3,000.00      $ 3,500.00
                   AV-0819, PROP #16248, 40 INSERTION LINES W/ CONTROL
                   PANEL

   191     23084   1984 TDK RADIAL INSERTION MACHINE MODEL 4HS/N                  $ 2,500.00          $ 3,000.00      $ 3,500.00
                   AV-0818, PROP #16250, 40 INSERTION LINES W/ CONTROL
                   PANEL

   192     23085   1982 TDK RADIAL INSERTION MACHINE MODEL                        $ 1,000.00          $ 1,500.00      $ 2,000.00
                   AVIC-03/E.TYL-1, S/N AV-0562, PROP 16248, 40
                   INSERTION LINES W/ CONTROL PANEL

   193     23086   1984 TDK RADIAL INSERTION MACHINE MODEL 4H-YH-1,               $ 1,000.00          $ 1,500.00      $ 2,000.00
                   S/N AV-0637, PROP 16248, 40 INSERTION LINES W/
                   CONTROL PANEL
--------------------------------------------------------------------------------------------------------------------------------
                                                             PAGE TOTAL           $24,500.00          $30,500.00      $36,500.00
--------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC.
                              APPRAISAL DIVISION

                              ZENITH CORPORATION
                               CHIHUAHUA, MEXICO
                                 APRIL 1, 1998

-------------------------------------------------------------------------------------------------------------------------------
ITEM#      ID#     DESCRIPTION                                                     FLV               FMV             FMIP
-------------------------------------------------------------------------------------------------------------------------------
THROUGH-HOLE DEPARTMENT (cont'd)
--------------------------------
-------------------------------------------------------------------------------------------------------------------------------
   194     23087   UNIVERSAL EYELET MACHINE S/N 3793A-90000285-PS-1125             $  500.00         $   700.00      $   800.00

   195     23088   UNIVERSAL EYELET MACHINE S/N N/A                                $  500.00         $   700.00      $   800.00

   196     23089   UNIVERSAL EYELET MACHINE S/N N/A STATION PZ                     $  500.00         $   700.00      $   800.00

   197     23090   UNIVERSAL EYELET MACHINE S/N N/A                                $  500.00         $   700.00      $   800.00

   198     23091   UNIVERSAL DUAL INLINE PACKAGING MACHINE (DIP) S/N               $  800.00         $ 1,000.00      $ 1,200.00
                   6295-30803301C-CDH-1813 W/ CONTROLS, STATION 10

   199     23092   UNIVERSAL DUAL INLINE PACKAGING MACHINE (DIP) S/N               $  800.00         $ 1,000.00      $ 1,200.00
                   6295-20680-CDH-1251 W/ CONTROLS, STATION 14

   200     23093   UNIVERSAL DUAL INLINE PACKAGING MACHINE (DIP) S/N R             $  800.00         $ 1,000.00      $ 1,200.00
                   6187-19510D-PS-1071 W/ CONTROLS, STATION 7

   201     23094   UNIVERSAL DUAL INLINE PACKAGING MACHINE (DIP) S/N               $  800.00         $ 1,000.00      $ 1,200.00
                   6295-20680-CDH-1266 W/ CONTROLS, STATION 6

   202     23095   UNIVERSAL DUAL INLINE PACKAGING MACHINE (DIP) S/N               $  800.00         $ 1,000.00      $ 1,200.00
                   6295-30803301-CDH-1745 W/ CONTROLS, STATION 5

   203     23096   UNIVERSAL DUAL INLINE PACKAGING MACHINE (DIP) S/N               $  600.00         $   700.00      $   800.00
                   6187-19510-P5-1062-CDH-1745 W/ CONTROLS, STATION 4

   204     23097   UNIVERSAL PIN INSERTER W/ CUT TO LENGTH FEATURE,                $  600.00         $   700.00      $   800.00
                   CONTROLS S/N 3716 C66745-P1-1017 STATION P1

   205     23098   UNIVERSAL DUAL INLINE PACKAGING MACHINE (DIP) S/N               $  800.00         $ 1,000.00      $ 1,200.00
                   6295-30803301C-CDH-1737 W/ CONTROLS

   206     23099   UNIVERSAL DUAL INLINE PACKAGING MACHINE (DIP) S/N               $  600.00         $   700.00      $   800.00
                   6295-20680D-CDH-1737 W/ CONTROLS

   207     23100   UNIVERSAL DUAL INLINE PACKAGING MACHINE (DIP) S/N               $  800.00         $ 1,000.00      $ 1,200.00
                   6295-30803301-CDH-1728 W/ CONTROLS

--------------------------------------------------------------------------------------------------------------------------------
                                                             PAGE TOTAL            $9,400.00         $11,900.00      $14,000.00
--------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC.
                              APPRAISAL DIVISION

                              ZENITH CORPORATION
                               CHIHUAHUA, MEXICO
                                 APRIL 1, 1998

-------------------------------------------------------------------------------------------------------------------------------
ITEM#      ID#     DESCRIPTION                                                    FLV                FMV              FMIP
--------------------------------------------------------------------------------------------------------------------------------
THROUGH HOLE OFFICES
--------------------
--------------------------------------------------------------------------------------------------------------------------------
   208     23101   UNIVERSAL SEQUENCER 120 INSERTION LINES, S/N                   $ 3,000.00         $ 4,000.00       $ 5,000.00
                   2596R-24400-CEHS-1802, 115 VOLT, 60 HZ, SINGLE
                   PHASE W/ CONTROLS

   209     23102   UNIVERSAL SEQUENCER 120 INSERTION LINES, S/N                   $ 3,000.00         $ 4,000.00       $ 5,000.00
                   2596R-24400-CEHS-2024, 115 VOLT, 60 HZ, SINGLE
                   PHASE W/ CONTROLS

   210     23103   UNIVERSAL SEQUENCER 120 INSERTION LINES, S/N                   $ 3,000.00         $ 4,000.00       $ 5,000.00
                   2596A-24400-CEHS-2079, 115 VOLT, 60 HZ, SINGLE
                   PHASE W/ CONTROLS

   211     23104   UNIVERSAL SEQUENCER 120 INSERTION LINES, S/N                   $ 3,000.00         $ 4,000.00       $ 5,000.00
                   2596R-24400-CEHS-1817, 115 VOLT, 60 HZ, SINGLE
                   PHASE W/ CONTROLS

   212     23105   UNIVERSAL SEQUENCER 100 INSERTION LINES, S/N                   $ 2,000.00         $ 3,000.00       $ 4,000.00
                   2596R-24400-CEHS-1944, 115 VOLT, 60 HZ, SINGLE
                   PHASE W/ CONTROLS

   213     23106   UNIVERSAL SEQUENCER 100 INSERTION LINES, S/N                   $ 2,000.00         $ 3,000.00       $ 4,000.00
                   2596R-24400-CEHS-2084, 115 VOLT, 60 HZ, SINGLE
                   PHASE W/ CONTROLS

   214             MISCELLANEOUS SUPPORT EQUIPMENT INCLUDING: METAL               $ 3,000.00         $ 4,000.00       $ 5,000.00
                   SHELVING, METAL CHAIRS, SPARE TABLES, CIRCUIT BOARD
                   STACKING CARTS, WORK BENCHES, AJ HORNE PIN
                   INSERTERS, DRILL PRESS, PORTABLE STAIRCASE 20'
                   HIGH, LOCKERS
--------------------------------------------------------------------------------------------------------------------------------
                                                            PAGE TOTAL            $19,000.00         $26,000.00       $33,000.00
--------------------------------------------------------------------------------------------------------------------------------

                        GREEN INDUSTRIAL SERVICES, LLC.
                              APPRAISAL DIVISION

                              ZENITH CORPORATION
                               CHIHUAHUA, MEXICO
                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------------
ITEM#  ID#    DESCRIPTION                                                      FLV                 FMV                 FMIP
---------------------------------------------------------------------------------------------------------------------------------
THROUGH HOLE OFFICES
--------------------
---------------------------------------------------------------------------------------------------------------------------------
215           MISCELLANEOUS OFFICE EQUIPMENT INCLUDING: WOODEN                 $ 6,000.00          $ 7,000.00          $ 8,000.00
              DESK, SWIVEL CHAIRS, FILING CABINETS, BOOKCASES,
              WOODEN FILING CABINETS, TYPEWRITERS, VELOBIND, COFFEE MAKER,
              EXECUTIVE FURNITURE SET INCLUDING: DESK, BOOKCASE, CREDENZA,
              ROUND CONFERENCE TABLE, HP LASER JET III PRINTER, PANASONIC
              KX-B550SN, PORTABLE MARKER BOARD, W/ COPY FEATURE, DIGITAL
              DISPLAY, BROTHER INTELLIFAX 625, (2) GATEWAY 2000 P5-133MHZ
              PERSONAL COMPUTER, (2) W/ GATEWAY 2000 14" MONITOR, 486 PC,
              GATEWAY 2000 P5-166 MHZ P/C W/ GATEWAY 2000 17" VIVITRON
              MONITOR

---------------------------------------------------------------------------------------------------------------------------------
CAFETERIA
---------
---------------------------------------------------------------------------------------------------------------------------------
216           MISCELLANEOUS EQUIPMENT INCLUDING: APPROXIMATELY                 $ 4,000.00          $ 5,000.00          $ 6,000.00
              (30) FORMICA TOP TABLES, APPROX., (180) VINYL
              CHAIRS, STAINLESS STEEL "L" SHAPED BUFFET STYLE
              SERVING LINES, COFFEE DISPENSERS, CASH REGISTERS,
              TV, MIXERS, WORK TABLES, OVENS, DELTA GRILLS,
              BURNERS, DISPENSERS, MISC. POTS, PANS, SILVERWARE,
              PLASTIC TRAYS, POWER BELT CONVEYOR, SCALES, METRO
              CARTS

217    23107  HOBART INDUSTRIAL DISHWASHER, 2 CHAMBER SYSTEM                   $ 2,000.00          $ 2,500.00          $ 3,000.00

---------------------------------------------------------------------------------------------------------------------------------
OFFICE AREA/TRAINING
--------------------
---------------------------------------------------------------------------------------------------------------------------------
218           TRAINING DEPARTMENT INCLUDING APPROXIMATELY (3)                  $ 2,500.00          $ 3,000.00          $ 3,500.00
              CLOTH/METAL BASED CHAIRS, (5) FORMICA TOP TABLES,
              TV, 100 METAL/VINYL CHAIRS W/ BUILT IN WOODEN
              WRITING TEMPLATES, WOODEN DESK, CHAIR, GATEWAY
              2000-P5-133 MHZ COMPUTER

---------------------------------------------------------------------------------------------------------------------------------
                                                              PAGE TOTAL       $14,500.00          $17,500.00          $20,500.00
---------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC.
                              APPRAISAL DIVISION

                              ZENITH CORPORATION
                               CHIHUAHUA, MEXICO
                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------------
ITEM#  ID#    DESCRIPTION                                                      FLV                 FMV                 FMIP
---------------------------------------------------------------------------------------------------------------------------------
PERSONNEL OFFICE
----------------
---------------------------------------------------------------------------------------------------------------------------------
219           MISCELLANEOUS OFFICE EQUIPMENT INCLUDING BUT NOT                 $ 5,000.00          $ 6,500.00          $ 8,000.00
              LIMITED TO: (2) TV'S, REFRIGERATOR, APPROXIMATELY
              (11) MATCHING WOODEN DESKS, SWIVEL CHAIRS, TYPEWRITERS, (3)
              FORMICA TOP TABLES, 13 SIDE CHAIRS, SECURITY MONITOR SCREEN,
              VARIOUS MONITORS, EXECUTIVE OFFICE SET INCLUDING: DESK,
              CREDENZA, ROUND CONFERENCE TABLE, (5) ZENITH 386 P/C W/
              MONITOR, (6) ZENITH 486 P/C W/ MONITOR, CANON FAX T301, DELL
              486 P/C W/ MONITOR, LYNEX 586 P/C, CYRTX 486 P/C W/ MONITOR,
              ATREND 486 P/C W/ MONITOR, HP LASER JET 4 PRINTER, (2) ALPS
              P2100 PRINTER, EPSON P2 PRINTER, GATEWAY 2000 P5-75, (2)
              PANASONIC KX-P1180 PRINTER, EPSON LX-810 PRINTER

---------------------------------------------------------------------------------------------------------------------------------
FINANCE OFFICE
--------------
---------------------------------------------------------------------------------------------------------------------------------
220           MISCELLANEOUS EQUIPMENT INCLUDING BUT NOT LIMITED                $12,000.00          $14,000.00          $16,000.00
              TO: WOODEN DESKS W/ RETURNS, SWIVEL UPHOLSTERED
              CHAIRS, BOOKCASES, LOCKERS, COFFEE MAKER, FILING CABINETS,
              SAFE, EXECUTIVE OFFICE SET INCLUDING DESK, CREDENZA, FILING
              CABINET, HIGH BACK SWIVEL CHAIR, GLASS BOOKCASE, (4) MATCHING
              SIDE CHAIRS, (4) ZENITH 486 P/C W/ MONITOR, DELL 486 P/C W/
              MONITOR, (7) GATEWAY 2000 P5-75, (3) GATEWAY 2000 P5-133, W/
              (5) GATEWAY 2000 VIVITRON MONITORS, GATEWAY 2000 MODEL
              E-3000, W/CD WRITER PLUS SERIES 7200 , APC BACK UPS 200/650
              COMPUADD SERVER (2) HP LASER JET 6P PRINTER, HP LASER JET 4
              PLUS PRINTER, OTC TRIMATRIX 850XL PRINTER, MINOLTA FAX 761
              FAX MACHINE, EPSON LZ-1070 PRINTER, EPSON FX 1170 PRINTER, HP
              LASER JET GL PRINTER

---------------------------------------------------------------------------------------------------------------------------------
CONFERENCE ROOM
---------------
---------------------------------------------------------------------------------------------------------------------------------
221           (2) 12' CONFERENCE ROOM WOODEN TABLES W/ (10) SIDE               $ 1,500.00          $ 2,000.00          $ 2,500.00
              CHAIRS, (3) LARGE SCREEN TV'S
---------------------------------------------------------------------------------------------------------------------------------
                                                             PAGE TOTAL        $18,500.00          $22,500.00          $26,500.00
---------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC.
                              APPRAISAL DIVISION

                              ZENITH CORPORATION
                               CHIHUAHUA, MEXICO
                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------------
ITEM#  ID#    DESCRIPTION                                                      FLV                 FMV                 FMIP
---------------------------------------------------------------------------------------------------------------------------------
RECEPTIONISTS AREA/SECRETARY
----------------------------
---------------------------------------------------------------------------------------------------------------------------------
222           COMPLETE RECEPTIONISTS DESK INCLUDING: "L" SHAPED                $ 2,000.00          $ 2,500.00          $ 3,000.00
              WOODEN DESK, CUSTOM BUILT COUNTER, (3) WOODEN
              FILING CABINETS, WOODEN DESK W/ GLASS TOP, 486 P/C,
              W/ MONITOR, PLANTS, SIDE TABLES, HP LASER JET 4L
              PRINTER, CANON FAX PHONE B640

---------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICE
----------------
---------------------------------------------------------------------------------------------------------------------------------
223           COMPLETE MATCHING OFFICE SET INCLUDING: WOODEN                   $ 3,000.00          $ 4,000.00          $ 5,000.00
              DESK, CREDENZA, 48" ROUND CONFERENCE TABLE, (4)
              MATCHING HIGH BACK CLOTH CHAIRS, (2) SIDE CHAIRS, HIGH BACK
              SWIVEL CHAIR, TV, PLANTS, FURNITURE COMPLETE W/ GLASS
              COVERING, GATEWAY 2000 P5-75, W/GATEWAY 2000 14" MONITOR, HP
              OFFICE JET MODEL 330 PRINTER/FAX/COPIER/SCANNER

---------------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS
--------------
---------------------------------------------------------------------------------------------------------------------------------
224           NORTHERN TELECOM COMPLETE PHONE SYSTEM INCLUDING:                $ 3,000.00          $ 4,500.00          $ 6,000.00
              MERIDIAN 1 PROCESSORS, ALCATEL POWER SUPPLY W/
              DIGITAL DISPLAY, VALCOM V-9920A, 800 POWER SUPPLY,
              MISCELLANEOUS PHONE ROOMJET PRINTER, 486 P/C'S,
              EPSON LX-810 PRINTER, A/C UNIT, WOODEN DESK CHAIR,
              FILING CABINET

---------------------------------------------------------------------------------------------------------------------------------
PURCHASING DEPARTMENT
---------------------
---------------------------------------------------------------------------------------------------------------------------------
225           MISCELLANEOUS EQUIPMENT INCLUDING BUT NOT LIMITED                $25,000.00          $28,000.00          $30,000.00

              TO: APPROX. (21) INDIVIDUAL WORKSTATIONS, COMPLETE
              W/ WOODEN DESK W/ RETURN, GLASS TOPS, SWIVEL CHAIR, FILING
              CABINET, TYPEWRITERS, SIDE CHAIRS, TV, W/ 8' CONFERENCE ROOM
              TABLE, (4) MATCHNG CREDENZAS,APPROXIMATELY (8) MATCHING SIDE
              CHAIRS, PLANTS, APPROX 360 LINEAR FT OF CLOTH GLASS OFFICE
              PARTITIONS, (4) GATEWAY 2000 P5-75 P/C, (11) GATEWAY 2000
              VIVITRON MONITOR, (2) GATEWAY 2000 14" MONITOR, (8)GATEWAY
              2000 E-3000 P/C, (7) GATEWAY 2000 P5-133 P/C,GATEWAY 2000
              4DX2-66, (3) COMPUADD C4255 486 P/C, PRINTRONIX PROLINE
              SERIES 5 HIGH SPEED PRINTER, (2) HP LASER JET 4L PRINTER, (2)
              HP LASER JET 3 PRINTER, HP LASER JET 3SI PRINTER, MINOLTA FAX
              761, (2) CANON FAX 270S

---------------------------------------------------------------------------------------------------------------------------------
                                                             PAGE TOTAL        $33,000.00          $39,000.00          $44,000.00
---------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC.
                              APPRAISAL DIVISION

                              ZENITH CORPORATION
                               CHIHUAHUA, MEXICO
                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------------
ITEM#  ID#    DESCRIPTION                                                      FLV                 FMV                 FMIP
---------------------------------------------------------------------------------------------------------------------------------
QC DEPARTMENT
-------------
---------------------------------------------------------------------------------------------------------------------------------
226           MISCELLANEOUS EQUIPMENT INCLUDING BUT NOT LIMITED                $ 8,000.00          $ 9,000.00          $ 10,000.00
              TO: WOODEN DESKS W/ RETURNS, CREDENZA'S, FORMICA
              TOP TABLES, SWIVEL CHAIRS, WOODEN FILING CABINETS, BOOKCASES,
              TYPEWRITER, MICRO FICHE READER, COAT RACK, PLANTS, (3)
              GATEWAY 2000 P5-133 P/C W/ MONITOR, GATEWAY 2000 P5-166 P/C
              W/ MONITOR, GATEWAY 2000 VIVITRON MONITORS, (5) 486 P/C W/
              MONITOR, 386 P/C W/ MONITOR, 486 COMPUADD P/C, HP LASER JET 4
              PRINTER, HP LASER JET 5M, HP DESK JET 1600 C, HP LASER JET 3
              PRINTER, CANON FAX T301, CANON FAX 210, HP SCAN JET 4C

---------------------------------------------------------------------------------------------------------------------------------
TELEPROCESSING
--------------
---------------------------------------------------------------------------------------------------------------------------------
227           DATA/VOICE TELECOMMUNICATIONS SYSTEM INCLUDING:                  $15,000.00          $25,000.00          $35,000.00
              CUSTOM BUILT RACK, DCP 3080 CSU/DSU, NX 3020
              INFOTRON, TERMINAL PORTS, CISCO ROUTERS 2500
              SERIES, NETWORK PORTS, 3 COM COAXIAL HUB, APC BACK
              UPS 900/600, POWERWARE PRESTIGE BACK UPS

228           MISCELLANEOUS EQUIPMENT INCLUDING BUT NOT LIMITED                $ 1,000.00          $ 1,500.00          $ 2,000.00
              TO WOODEN DESKS, SWIVEL CHAIRS, POWER SUPPLYS, TV,
              LADDER COMPUTER WORKSTATION, BROTHER INTELLIFAX
              620, GATEWAY P5-133, P/C W/ 12X CD ROM PRINTRONIX
              PROLINE SERIES 5 PRINTER,  PRINTRONIX HIGH SPEED
              PRINTER, PRINTRONIX HIGH SPEED PRINTER

---------------------------------------------------------------------------------------------------------------------------------
INFIRMARY
---------
---------------------------------------------------------------------------------------------------------------------------------
229           MISCELLANEOUS EQUIPMENT INCLUDING BUT NOT LIMITED                $   750.00          $ 1,000.00          $ 1,500.00
              TO: WOODEN/METAL DESKS, SWIVEL CHAIRS, (2)
              CUSHIONED CHECKUP TABLE, HOSPITAL STYLE BED,
              MEDICAL CABINET W/ SUPPLIES, PORTABLE SUPPLY CART,
              REFRIGERATOR, STEAM STERILIZER, COMPUADD 386 P/C,
              ALPS P2000 PRINT

---------------------------------------------------------------------------------------------------------------------------------
                                                             PAGE TOTAL        $24,750.00          $36,500.00          $48,500.00
---------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC.
                              APPRAISAL DIVISION

                              ZENITH CORPORATION
                               CHIHUAHUA, MEXICO
                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------------
ITEM#  ID#    DESCRIPTION                                                      FLV                 FMV                 FMIP
---------------------------------------------------------------------------------------------------------------------------------
TECHNICAL SUPPORT
-----------------
---------------------------------------------------------------------------------------------------------------------------------
230           MISCELLANEOUS OFFICE/COMPUTER EQUIPMENT INCLUDING                $14,000.00          $17,000.00          $20,000.00
              BUT NOT LIMITED TO: ELECTRIFIED TEST BENCHES,
              WOODEN DESKS, SWIVEL CHAIRS, METAL LOCKERS, EXECUTIVE OFFICE
              SET INCLUDING DESK, COMPUTER WORKSTATION, CONFERENCE TABLE,
              SIDE CHAIRS, PLOTTERS, METRO CARTS, GLASS BOOKCASES, WYSE 586
              P/C COMPUADD 486 P/C , (2) GATEWAY 2000 P5-75 P/C W/ PREMIER
              SPEAKERS, (4) GATEWAY 2000 P5-133 P/C, GATEWAY 2000 4DX2-66
              P/C, (2) GATEWAY 2000 P5-100, GATEWAY VIVITRON 17" +
              14"MONITORS, HP LASER JET 4L, (2) INSIGHT PENTIUM P/C,
              GATEWAY 2000, P5-166, DIVICOM 486, HP LASER JET 4 PRINTER,
              CANON C2500 FAX

231    23108  HP 8711 A NETWORK ANALYZER 300 KHZ-1300MHZ                       $ 2,000.00          $ 2,500.00          $ 3,000.00

232    23110  HP 8591C LOGIC ANALYZER                                          $ 1,500.00          $ 2,000.00          $ 2,250.00

233    23111  HP 8591C LOGIC ANALYZER                                          $ 1,500.00          $ 2,000.00          $ 2,250.00

234    23112  HP 8591C LOGIC ANALYZER                                          $ 1,500.00          $ 2,000.00          $ 2,250.00

235    23118  HP 8591C LOGIC ANALYZER                                          $ 1,500.00          $ 2,000.00          $ 2,250.00

236    23113  TEKTRONIX TDS 754C 500MHZ COLOR FOUR CHANNEL                     $ 3,000.00          $ 4,000.00          $ 5,000.00
              DIGITIZING OSCILLOSCOPE

237    23114  HP 89440 A 1800MHZ VECTRO SIGNAL ANALYZER                        $ 6,000.00          $ 7,000.00          $ 8,000.00

238    23115  TEKTRONIX VM 700Z VIDEO MEASUREMENT UNIT                         $   800.00          $ 1,000.00          $ 1,200.00

---------------------------------------------------------------------------------------------------------------------------------
                                                             PAGE TOTAL        $31,800.00          $39,500.00          $46,200.00
---------------------------------------------------------------------------------------------------------------------------------

                        GREEN INDUSTRIAL SERVICES, LLC.
                              APPRAISAL DIVISION

                              ZENITH CORPORATION
                               CHIHUAHUA, MEXICO
                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------------
ITEM#  ID#    DESCRIPTION                                                      FLV                 FMV                 FMIP
---------------------------------------------------------------------------------------------------------------------------------
TECHNICAL SUPPORT
-----------------
---------------------------------------------------------------------------------------------------------------------------------
239           MISCELLANEOUS INSPECTION EQUIPMENT INCLUDING                     $15,000.00          $18,000.00          $22,000.00
              ELECTRIFIED TEST BENCHES, HP 3478A MULTIMETER, HP
              1663C LOGIC ANALYZER, HP 1662A LOGIC ANALYZER, HP 34401A
              MULTIMETERS, SONY STEREO MICROSCOPE, S/N 2L10013, SOLDERING
              GUNS, TEKTRONIX 2445 OSCILLOSCOPE 150 MHZ, LEADER 3100A
              100MHZ OSCILLOSCOPES, HP 54610B 500 MHZ OSCILLOSCOPES, MISC.
              TV'S, VCR'S, TEKTRONIX 1781R VIDEO MEASUREMENT SET EDMUND
              SCIENTIFIC CAMERA, HP 3312A FUNCTION GENERATOR HP 5312A
              UNIVERSAL COUNTER, PHILLIPS TV PATTERN GENERATOR 5418,
              PHILLIPS TV PATTERN GENERATOR 5518, LEASER LBO 5660L WAVEFORM
              MONITOR, LEADER 1021 OSCILLOSCOPE 20MHZ, HP 4275A MULTI LCR
              METER, HP 8591C SIGNAL ANALYZER, HP 8718 B NETWORK ANALYZER,
              COMPUTERS INCLUDE: GATEWAY P5-100 P/C, GATEWAY P5075, (2) 486
              P/C'S

240    23116  TEKTRONIX AM700 AUDIO MEASUREMENT SET                            $ 2,000.00          $ 2,500.00          $ 3,000.00

241    23117  1996 DATA I/O PRORAMMER, MODEL 753900L                           $ 1,500.00          $ 2,000.00          $ 2,250.00

242    23119  CUSTOM DESIGNED TEST RACK INCLUDING: TEKTRONIX 2714              $ 3,000.00          $ 3,500.00          $ 4,000.00
              OSCILLOSCOPE, TEKTRONIX 2707 EXTERNAL TRACKING
              GENERATOR, TEKTRONIX 1910 DIGITAL GENERATOR, (3)
              TEKTROIX TV1350 TELEVISION DEMODULATOR, WYSE 486 P/C

243    23120  CUSTOM DESIGNED SMT SOLDER STATION COMPLETE W/ MTR               $ 1,000.00          $ 1,250.00          $ 1,500.00
              5000 SERIES

244    23121  1994 TAKAYA APT 8400 S/N 94030054 ATE PROGRAMMABLE               $30,000.00          $35,000.00          $40,000.00
              MACHINE FOR PROTOTYPES TOUCHPAD CONTROLS, W/ MONITORS

---------------------------------------------------------------------------------------------------------------------------------
COMPRESSORS (OUTSIDE) PLANT #4
------------------------------
---------------------------------------------------------------------------------------------------------------------------------
245    23069  SULLAIR PACKAGED ROTARY AIR COMPRESSOR MODEL                     $10,000.00          $12,000.00          $15,000.00
              #20-100L ACAC, S/N 003-74733, 100HP

246    23070  SULLAIR HORIZONTAL ROTARY SCREW AIR COMPRESSOR,                  $ 2,000.00          $ 2,750.00          $ 3,500.00
              40HP, MODEL #10-40 AC/AC, S/N 003-85896
---------------------------------------------------------------------------------------------------------------------------------
                                                             PAGE TOTAL        $64,500.00          $77,000.00          $91,250.00
---------------------------------------------------------------------------------------------------------------------------------

                        GREEN INDUSTRIAL SERVICES, LLC.
                              APPRAISAL DIVISION

                              ZENITH CORPORATION
                               CHIHUAHUA, MEXICO
                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------------
ITEM#  ID#    DESCRIPTION                                                      FLV                 FMV                 FMIP
---------------------------------------------------------------------------------------------------------------------------------
COMPRESSORS (OUTSIDE) PLANT #4
------------------------------
---------------------------------------------------------------------------------------------------------------------------------
247    23071  BUSCH VACUUM PUMP SYSTEM INCLUDING (3) BUSCH MODEL            $   30,000.00       $   50,000.00       $   75,000.00
              RC0400-B033-1016 VACUUM PUMPS, COMPLETE W/ CONTROL
              PANEL 1463 HOURS, ASSOCIATED EQUIPMENT, HOLDING TANK

248    23072  SULLAIR PACKAGED AIR DRYER MODEL SRO 63-AC, S/N               $   10,000.00       $   20,000.00       $   35,000.00
              003-013069 COMPLETE W/ NUMATICS WATER FILTRATION
              SYSTEM (2) HOLDING TANKS, CONTROL PANEL

249    23073  PRAXAIR NITROGEN STORAGE TANK 13,000 GAL. CAP., W/            $   15,000.00       $   20,000.00       $   35,000.00
              LINDE MONITOR PLUS DIGITAL DISPLAY, BOLTED STEEL
              CONSTRUCTION

250    23074  CARRIER CHILLER MODEL 50EW-034-610CA S/N 4597F06978           $   10,000.00       $   15,000.00       $   20,000.00
              460 VOLTS, 3 PHASE, 60HZ
---------------------------------------------------------------------------------------------------------------------------------
                                                             PAGE TOTAL     $   65,000.00       $  105,000.00       $  165,000.00
                                                   GRAND TOTAL PLANT #4     $5,390,750.00       $6,566,300.00       $7,991,450.00
---------------------------------------------------------------------------------------------------------------------------------

                        GREEN INDUSTRIAL SERVICES, LLC.
                              APPRAISAL DIVISION

                              ZENITH CORPORATION
                               CHIHUAHUA, MEXICO
                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------------
ITEM#  ID#    DESCRIPTION                                                      FLV                 FMV                 FMIP
---------------------------------------------------------------------------------------------------------------------------------
                                        PLANT #4B
                                        ---------
WAREHOUSE
---------
---------------------------------------------------------------------------------------------------------------------------------
251    23048  MERCURY MODEL 401S, S/N 97919 ELECTRIC FORKLIFT,                 $   750.00          $ 1,000.00          $ 1,250.00
              4,000 LB. CAPACITY, 1,521 HOURS

252    23049  YALE LPG FORKLIFT, 3,000 LB. CAPACITY, MODEL                     $ 1,000.00          $ 1,250.00          $ 1,500.00
              GC030CBJUAV083, S/N N383146, OROPS, SIDESHIFT,
              5,611 HOURS

253    23050  YALE LPG FORKLIFT, 3,000 LB. CAPACITY, MODEL                     $ 1,500.00          $ 2,000.00          $ 2,500.00
              GLCD30CBJMIAE08, S/N B385421, 6,170 HOURS

254    23051  YALE LPG FORKLIFT, 3,000 LB. CAPACITY, MODEL                     $ 2,000.00          $ 2,500.00          $ 3,000.00
              GLC030CBJUAED72, S/N N405200, 9,219 HOURS, OROPS,
              SIDESHIFT

255    23052  YALE LPG FORKLIFT, 3,500 LB. CAPACITY, S/N 55100,                $ 1,500.00          $ 2,000.00          $ 2,500.00
              2,792 HOURS

256    23053  CECCATO HORIZONTAL ROTARY SCREW AIR COMPRESSOR, 5 HP             $   400.00          $   500.00          $   600.00

257           MISCELLANEOUS EQUIPMENT INCLUDING BUT NOT LIMITED                $35,000.00          $45,000.00          $55,000.00
              TO:  APPROXIMATELY (375) SECTIONS OF MEDIUM DUTY
              15', 20' HIGH PALLET RACKING, METAL DESKS, CHAIRS, HAND
              TRUCKS, SUPPLIES, (16) PORTABLE STAIRCASES, INVENTORY
              METAL CARTS, MISCELLANEOUS SCRAP TEST EQUIPMENT INCLUDING
              OSCILLOSCOPES, TV'S, MULTIMETERS, CUSTOM DESIGNED TEST
              EQUIPMENT, STATIONS, PNEUMATIC HAND TOOLS, WORKBENCHES,
              CHAIRS, ARBOR PRESS, FUME HOODS, BANDING CART, (3)
              IONIZERS, INSPECTION FIRE EXTINGUISHERS, PALLET JACKS,
              DIGITAL SCALES TOLEDO, LOCKERS, NCI MODEL 5850 M DUAL
              COUNTING SCALE, (2) 486 PERSONAL COMPUTER, MONITOR, (4)
              EPSON FX1170 PRINTER, 286 P/C'S 386 P/C'S, ISHIDA DIGITAL
              SCALE, (2) TOLEDO 500 LB. SCALES, LAMPS, (2) GATEWAY 200
              P5-133 MHZ PERSONAL COMPUTERS (NEW IN BOX), (2) GATEWAY
              15.9" MONITORS (NEW IN BOX)

---------------------------------------------------------------------------------------------------------------------------------
                                                             PAGE TOTAL        $42,150.00          $54,250.00          $66,350.00
---------------------------------------------------------------------------------------------------------------------------------

                        GREEN INDUSTRIAL SERVICES, LLC.
                              APPRAISAL DIVISION

                              ZENITH CORPORATION
                               CHIHUAHUA, MEXICO
                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------------
ITEM#  ID#    DESCRIPTION                                                      FLV                 FMV                 FMIP
---------------------------------------------------------------------------------------------------------------------------------
OFFICE
------
---------------------------------------------------------------------------------------------------------------------------------
258           MISCELLANEOUS OFFICE EQUIPMENT INCLUDING BUT NOT                 $ 2,500.00          $ 3,000.00          $ 3,500.00
              LIMITED TO:  WOODEN DESKS, SWIVEL CHAIRS, GLASS
              BOOKCASE, TYPEWRITERS, GATEWAY 2000 P5-75 P/C 486
              P/C, GATEWAY 14" MONITOR, (4) DUMMY TERMINALS,
              EPSON FX-1170 PRINTER, ZENITH HIGH SPEED PRINTER,
              (2) WOODEN BOOKCASES

259           MISCELLANEOUS OFFICE/TEST EQUIPMENT INCLUDING BUT                $ 4,500.00          $ 5,500.00          $ 6,500.00
              NOT LIMITED TO:  WORKSTATIONS, CHAIRS, NIKON SMZ-ZT
              STEREO MICROSCOPE, INSPECTION LAMPS, CUSTOM
              DESIGNED TEST STATION INCLUDING:  GIBATRONICS 6061A
              SINGLE GENERATOR, TTC 4000 COMMUNICATIONS ANALYZER
              SONY MONITOR, ZENITH 486 PERSONAL COMPUTER, GATEWAY
              VIVITRON MONITOR, ZENITH HIGH SPEED PRINTER,
              REALIST MICROFICHE READER, HP8590L SPECTRUM
              ANALYZER, HP4275A FREQUENCY LCR METER

260    23054  1986 MITUTOYO PROFILE PROJECTOR 24" TYPE PV-600,                 $ 4,000.00          $ 5,000.00          $ 6,000.00
              DRO, S/N 9122

---------------------------------------------------------------------------------------------------------------------------------
                                                             PAGE TOTAL        $11,000.00          $13,500.00          $16,000.00
                                                  GRAND TOTAL PLANT #4B        $53,150.00          $67,750.00          $82,350.00
---------------------------------------------------------------------------------------------------------------------------------

                        GREEN INDUSTRIAL SERVICES, LLC.
                              APPRAISAL DIVISION

                              ZENITH CORPORATION
                               CHIHUAHUA, MEXICO
                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------------
ITEM#  ID#    DESCRIPTION                                                      FLV                 FMV                 FMIP
---------------------------------------------------------------------------------------------------------------------------------
              PLANT #11 OUTSIDE
              -----------------
COMPRESSOR ROOM
---------------
---------------------------------------------------------------------------------------------------------------------------------
261    23055  SULLAIR PACKAGE ROTARY SCREW AIR COMPRESSOR, MODEL               $10,000.00          $12,000.00          $15,000.00
              20-100L4CAL, S/N 003-74734, 100 HP

262    23056  INGERSOLL RAND HORIZONTAL ROTARY SCREW AIR                       $ 8,000.00          $10,000.00          $12,000.00
              COMPRESSOR, W/ASSOCIATED EQUIPMENT

263    23057  INGERSOLL RAND HORIZONTAL ROTARY SCREW AIR                       $ 8,000.00          $10,000.00          $12,000.00
              COMPRESSOR, W/ASSOCIATED EQUIPMENT, 100 HP

264    23058  INGERSOLL RAND HORIZONTAL ROTARY SCREW AIR                       $ 5,000.00          $ 6,000.00          $ 8,000.00
              COMPRESSOR, W/ASSOCIATED EQUIPMENT, 50 HP

265           MISCELLANEOUS  EQUIPMENT INCLUDING BUT NOT LIMITED               $ 3,000.00          $ 4,000.00          $ 5,000.00
              TO: LA NUEVA ERA T30 2 HP COMPRESSOR PNEUMATIC AIR
              DRYER, PURE-AIRE AIR DRYER, MODEL PSII 500 AC, S/N
              00300761, MOTORS, (4) BUSCH 3 HP COMPRESSOR UNITS

266           MISCELLANEOUS  EQUIPMENT INCLUDING BUT NOT LIMITED               $ 1,500.00          $ 2,000.00          $ 2,500.00
              TO: SPARE PARTS, WAVE SOLDER PARTS, 14 METRO CARTS,
              TENNANT SCRUBBER (NOT IN SERVICE) PALLET RACKING,
              ACETYLNE TORCH CARTS, LADDER

267    23059  YALE LPG FORKLIFT 3,000 LB. CAPACITY, MODEL                      $ 2,000.00          $ 2,500.00          $ 3,000.00
              GC030CBJUAE083, S/N 384224, 8,767 HOURS

268           MISCELLANEOUS  EQUIPMENT INCLUDING BUT NOT LIMITED               $ 4,000.00          $ 5,000.00          $ 6,000.00
              TO: APPROXIMATELY (28) SECTIONS OF MEDIUM DUTY
              PALLET RACKING, (10) PORTABLE STAIRCASES 20' HIGH,
              PORTABLE METRO CARTS, METAL DESK, CHAIR, FILING
              CABINET, 286 P/C

269    23060  INTERLAKE MODEL 55F16P, S/N 2975 HEAVY DUTY STAPLE               $ 1,000.00          $ 1,250.00          $ 1,500.00
              GUN, FOOT ACTUATED

270    23061  INTERLAKE MODEL 55F16P, S/N 3075 HEAVY DUTY STAPLE               $ 1,000.00          $ 1,250.00          $ 1,500.00
              GUN, FOOT ACTUATED
---------------------------------------------------------------------------------------------------------------------------------
                                                             PAGE TOTAL        $43,500.00          $54,000.00          $66,500.00
---------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC.
                              APPRAISAL DIVISION

                              ZENITH CORPORATION
                               CHIHUAHUA, MEXICO
                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------------
ITEM#  ID #   DESCRIPTION                                                      FLV                 FMV                 FMIP
---------------------------------------------------------------------------------------------------------------------------------
METAL SHOP (SEPARATE BUILDING)
-----------------------------
---------------------------------------------------------------------------------------------------------------------------------
271    23062  POWER TABLE SAW, 30" X 4' TABLE                                  $   500.00          $   600.00          $   800.00

272    23063  BRIDGEPORT VERTICAL MILLING MACHINE, 2 HP, 9" X 42"              $ 6,000.00          $ 6,500.00          $ 7,000.00
              TABLE, S/N N/A, POWER FEED, BIJUR LUBE, HEIDENHAIN DRO

273    23064  BRIDGEPORT VERTICAL MILLING MACHINE, 2 HP, 9" X 32"              $ 1,500.00          $ 2,000.00          $ 2,500.00
              TABLE, S/N 49008, 1/2 HP, POWER FEED, BIJUR LUBE,
              HEIDENHAIN DRO

274    23065  HARRISON ENGINE LATHE, 14" SWING, 40" CC, MODEL                  $ 8,000.00          $10,000.00          $12,000.00
              M300, S/N 174837, 3 JAW CHUCK, TOOLPOST HOLDER,
              TAILSTOCK

275    23066  BOYAR SCHULTZ SURFACE GRINDER, S/N 11593 W/6" X 12"              $   750.00          $ 1,000.00          $ 1,250.00
              PERMANENT MAGNETIC CHUCK

276    23067  POWERMATIC VERTICAL BAND SAW, 14" THROAT                         $   500.00          $   600.00          $   700.00

277           MISCELLANEOUS EQUIPMENT INCLUDING BUT NOT LIMITED                $ 5,000.00          $ 7,000.00          $10,000.00
              TO: DEWALT CIRCULAR SAW, DRILL PRESS, MOTORS, HAND TOOLS,
              PRESS, RIGID PIPE THREADER, PALLET JACK, MOTOR, HEAVY DUTY
              PALLET RACKING, CIRCULAR SAW, METAL BENDING BRAKE, DOUBLE
              END GRINDERS, LOCKERS, FILING CABINETS, PINCH ROLLERS, BENCH
              VISES, WORK TABLES, WOODEN DESKS, BLUEPRINT CABINETS,
              BOOKCASES

278    23068  MILLER ARC WELDER, MI-250-CP                                     $   400.00          $   500.00          $   600.00

---------------------------------------------------------------------------------------------------------------------------------
                                                             PAGE TOTAL        $22,650.00          $28,200.00          $34,850.00
---------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC.
                              APPRAISAL DIVISION

                              ZENITH CORPORATION
                               CHIHUAHUA, MEXICO
                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------------
ITEM#  ID #   DESCRIPTION                                                      FLV                 FMV                 FMIP
---------------------------------------------------------------------------------------------------------------------------------
ASSEMBLY
--------
---------------------------------------------------------------------------------------------------------------------------------
279    23000  ASSEMBLY LINES 1 & 2, MISCELLANEOUS INCLUDING POWER              $   200.00          $   250.00          $   300.00
              BELT CONVEYOR, INCLUDING ELECTRIFIED WORKSTATIONS,
              STEEL RACKING

280    23001  ELECTROVERT ULTRAPAK WAVE SOLDER 328/12, S/N                     $ 5,000.00          $ 6,000.00          $ 7,000.00
              M004181182/C012, 18" BOARD CAPACITY, 220 VOLTS, 3
              PHASE, 60 HZ

281    23002  FINAL ASSEMBLY LINES 1 & 2 (MODULES ONLY) SOLDERING              $ 2,500.00          $ 4,000.00          $ 5,000.00
              STATIONS, BALANCERS, 9" POWER BELT CONVEYOR, METRO
              CARTS, METAL CHAIRS, PARTS BINS, PRESSES, ARBOR PRESS, MINI
              WORK TABLES, GLUE DISPENSERS, ELECTRIFIED INSPECTION
              STATIONS INCLUDING CUSTOM TEST FIXTURES, HP SPECTRUM
              ANALYZER 8591E OSCILLOSCOPES, MONITORS, PNEUMATIC HAND TOOLS
              (2) LEADER LBO513A, LEADER LBO-522, PANASONIC FM/AM
              GENERATOR, (2) LEADER 25-1070 SCOPE, LEADER 514A DUAL TRACE
              OSCILLOSCOPE, LEADER LBO-580H WAVE FORM MONITOR, EXHAUSE
              COLLECTOR

---------------------------------------------------------------------------------------------------------------------------------
                                                             PAGE TOTAL        $ 7,700.00          $10,250.00          $12,300.00
---------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC.
                              APPRAISAL DIVISION

                              ZENITH CORPORATION
                               CHIHUAHUA, MEXICO
                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------------
ITEM#  ID #   DESCRIPTION                                                      FLV                 FMV                 FMIP
---------------------------------------------------------------------------------------------------------------------------------
REMOTE REPAIR LINE
------------------
---------------------------------------------------------------------------------------------------------------------------------
282    23003  COMPLETE REPAIR LINE INCLUDING WORKSTATION, (5)                  $ 1,000.00          $ 1,500.00          $ 2,000.00
              SOLDERING STATIONS, MAGNIFYING/INSPECTION LAMPS,
              PNEUMATIC HAND TOOLS, 9" POWER BELT CONVEYOR, (2)
              LEADER LBO-514A OSCILLOSCOPE

283    23004  COMPLETE REPAIR LINE INCLUDING PNEUMATIC HAND TOOL,              $ 2,000.00          $ 3,000.00          $ 4,000.00
              METAL CHAIRS, HEAT GUN, GLUE DISPENSERS,
              APPROXIMATELY (25) SOLDERING STATIONS,
              EXHAUST/HOODS, CUSTOM DEISNGED TEXT FIXTURES
              INCLUDING (2) LBO-12C COLOR PATTERN GENERATOR,
              HP858B SPECTRUM ANALYZER, (3) LBO-513A
              OSCILLOSCOPE, DIGITAL MULTIMETER 3466A

---------------------------------------------------------------------------------------------------------------------------------
HEAD END DEPARTMENT
-------------------
---------------------------------------------------------------------------------------------------------------------------------

284    23005  COMPLETE INSPECTION DEPARTMENT INCLUDING:  HP35660A              $ 5,000.00          $ 7,000.00          $ 9,000.00
              DYNAMIC SIGNAL ANALYZER, LEADER LMV-186AR, HP5384A
              FREQUENCY COUNTER, TEKTRONIX SG505 OSCILLATOR, (2) HP 182T
              DISPLAY, PHILIPS PM5415TX PATTERN GENERATOR, TEKTRONIX
              TELEVISION DEMODULATOR 1450-1, (2) WAVEFORM MONITOR 1480R,
              (3) LEADER LCG 396 PATTERN GENERATOR, LEADER LBO-513A
              OSCILLOSCOPE, LEADER LVC-58508 VECTROSCOPE, LEADER LBO-5860H
              WAVEFORM MONITOR HP8558B OPT SPECTRUM ANALYZER, (2) LEADER
              WAVEFORM MONITOR 585IL, HP5450 1A 100 MHZ OSCILLOSCOPE, 810
              CIRCUIT BOARD TESTER, (6) ELECTRIFIED WORKSTATIONS W/METAL
              CHAIRS, SOLDERING GUNS, EXHAUST HOODS, INSPECTION LAMPS

---------------------------------------------------------------------------------------------------------------------------------
HORSE SHOES/WORK CELLS
----------------------
---------------------------------------------------------------------------------------------------------------------------------

285    23006  COMPLETE INDIVIDUAL WORKSTATIONS INCLUDING:  METAL               $ 2,000.00          $ 2,750.00          $ 3,500.00
              CHAIRS, PNEUMATIC HAND TOOLS, (7) INDIVIDUAL
              STATIONS, (7) HAKO 939 SOLDERING GUNS W/DIRECT EXHAUST, (3)
              ION SYSTEMS, Z STAT 6440 IONIZER, REWORK SUPPLIES, (3)
              LEADER LBO-513A OSCILLOSCOPE, (2) LEADER LDC-8235 DIGITAL
              COUNTER, LEADER LVS-58500 VECTOROSCOPE, LVS-58500
              VECTOROSCOPE, LVS-58500 VECTOROSCOPE

---------------------------------------------------------------------------------------------------------------------------------
                                                             PAGE TOTAL        $10,000.00          $14,250.00          $18,500.00
---------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC.
                              APPRAISAL DIVISION

                              ZENITH CORPORATION
                               CHIHUAHUA, MEXICO
                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------------
ITEM#  ID #   DESCRIPTION                                                      FLV                 FMV                 FMIP
---------------------------------------------------------------------------------------------------------------------------------
HORSE SHOES/WORK CELLS (CONT'D)
-------------------------------
---------------------------------------------------------------------------------------------------------------------------------
286    23007  COMPLETE INDIVIDUAL WORKSTATIONS INCLUDING:  METAL               $ 1,500.00          $ 2,250.00          $ 3,000.00
              CHAIRS, PNEUMATIC HAND TOOLS, (4) INDIVIDUAL
              STATIONS, (4) HAKO 939 SOLDERING GUNS W/DIRECT EXHAUST, ION
              SYSTEM, Z STAT 6440 IONIZER, REWORK SUPPLIES, (6) LEADER
              LBO-513A OSCILLOSCOPE, (2) LEADER LBO-5860L WAVEFORM
              MONITOR, (2) LEADER LVS-5850A VECTOROSCOPE , HP 3400A
              VOLTMETER

287    23008  (5) COMPLETE INDIVIDUAL WORKSTATIONS, (3) SOLDERING              $ 1,500.00          $ 2,250.00          $ 3,000.00
              GUNS, IONIZER, REWORK SUPPLIES, LEADER LVS-5850
              VECTOROSCOPE, (4) LEADER LBO-513A OSCILLOSCOPE, (2)
              LBO-5860H WAVEFORM MONITOR, LEADER LBO-522
              OSCILLOSCOPE, LEADER LVS-5850 B VECTOROSCOPE,
              LEADER LDC-8235 DIGITAL COUNTER, LEADER LBO-514A
              OSCILLOSCOPE

288    23009  (7) COMPLETE INDIVIDUAL WORKSTATIONS INCLUDING:                  $ 1,500.00          $ 2,250.00          $ 3,000.00
              PNEUMATIC HAND TOOLS, (6) SOLDERING GUNS, (3) GLUE
              DISPENSERS, (3) IONIZERS, (2) HI POT TESTER, (3) LEADER LBO
              513A OSCILLOSCOPE 15 MHZ, LEADER LBO-520 OSCILLOSCOPE 20
              MHZ, (3) LEADER LBO 5860H WAVEFORM MONITOR, (3) LEADER
              LVS05850B VECTOROSCOPE, LEADER 5860C WAVEFORM MONITOR,
              LEADER LBO-517 OSCILLOSCOPE


---------------------------------------------------------------------------------------------------------------------------------
                                                             PAGE TOTAL        $ 4,500.00          $ 6,750.00          $ 9,000.00
---------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC.
                              APPRAISAL DIVISION

                              ZENITH CORPORATION
                               CHIHUAHUA, MEXICO
                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------------
ITEM#  ID #   DESCRIPTION                                                      FLV                 FMV                 FMIP
---------------------------------------------------------------------------------------------------------------------------------
HORSE SHOES/WORK CELLS (CONT'D)
-------------------------------
---------------------------------------------------------------------------------------------------------------------------------
289    23010  (6) COMPLETE INDIVIDUAL WORKSTATIONS INCLUDING:                  $ 1,500.00          $ 2,250.00          $ 3,000.00
              PNEUMATIC HAND TOOLS, GLUE DISPENSERS, (6)
              SOLDERING STATIONS, (2) IONIZERS, REWORK SUPPLIES, METAL
              CHAIRS, LEADER LBO-513A OSCILLOSCOPE, LEADER LVS-5850
              VECTOROSCOPE, LEADER LBO-586L WAVEFORM MONITOR, LEADER 1021
              OSCILLOSCOPE 20 MHZ, LEADER LDC-8235 DIGITAL COUNTER,
              LEADER LBO-522 OSCILLOSCOPE 20 MHZ, LEADER 5860C WAVEFORM
              MONITOR

290    23011  (5) COMPLETE INDIVIDUAL WORKSTATIONS INCLUDING:                  $ 1,500.00          $ 2,250.00          $ 3,000.00
              (5) SOLDERING STATIONS, (2) IONIZERS, HEAT GUN
              REWORK SUPPLIES, LEADER LBO-5860H WAVEFORM MONITOR, LEADER
              LBO-514 OSCILLOSCOPE 10 MHZ, LEADER LDC-8235 DIGITAL
              COUNTER, (2) LEADER LBO514A OSCILLOSCOPE, LEADER LVS-5850B
              VECTOROSCOPE, LEADER LBO-5860B WAVEFORM MONITOR, (2) LEADER
              LBO-513A OSCILLOSCOPE

291    23012  (4) COMPLETE INDIVIDUAL WORKSTATIONS INCLUDING:                  $ 1,200.00          $ 1,800.00          $ 2,400.00
              (3) SOLDERING STATIONS, METAL CHAIRS, REWORK
              SUPPLIES, LEADER LVS-5850A VECTOROSCOPE,LEADER
              LBO-5860H WAVEFORM MONITOR, LEADER LBO-513A
              OSCILLOSCOPE, 1021 OSCILLOSCOPE, 5850C
              VECTOROSCOPE, LEADER 5860A WAVE FORM MONITOR, 1021
              OSCILLOSCOPE

292    23013  (4) COMPLETE INDIVIDUAL WORKSTATIONS INCLUDING:                  $ 1,200.00          $ 1,800.00          $ 2,400.00
              (3) SOLDERING STATIONS, (3) IONIZERS, PNEUMATIC
              TOOLS, GLUE DISPENSERS, METAL CHAIRS, HP VOLTMETER, LEADER
              LBO-514A OSCILLOSCOPE, LEADER LBO-513 , LEADER LVS-5850B
              VECTOROSCOPE, LEADER LVS-5850C VECTOROSCOPE, (2) LDC-8235
              DIGITAL COUNTER, LBO-58960L WAVEFORM MONITOR

---------------------------------------------------------------------------------------------------------------------------------
                                                             PAGE TOTAL        $ 5,400.00          $ 8,100.00          $10,800.00
---------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC.
                              APPRAISAL DIVISION

                              ZENITH CORPORATION
                               CHIHUAHUA, MEXICO
                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------------
ITEM#  ID #   DESCRIPTION                                                      FLV                 FMV                 FMIP
---------------------------------------------------------------------------------------------------------------------------------
HORSE SHOES/WORK CELLS (CONT'D)
-------------------------------
---------------------------------------------------------------------------------------------------------------------------------
293    23014  (4) COMPLETE INDIVIDUAL WORKSTATIONS INCLUDING:                  $ 1,200.00          $ 1,800.00          $ 2,400.00
              PNEUMATIC HAND TOOLS, METAL CHAIRS, GLUE
              DISPENSERS, LEADER LBO-513A OSCILLOSCOPE, LEADER
              514A OSCILLOSCOPE, LDC-8235 DIGITAL COUNTER,
              LBO-5860B WAVEFORM MONITOR, LVS-5850 VECTOROSCOPE,
              HP 182T SPECTRUM ANALYZER, HP 182T SPECTRUM ANALYZER

294    23015  (4) COMPLETE INDIVIDUAL COMPLETE ELECTRIFIED                     $ 1,200.00          $ 1,800.00          $ 2,400.00
              WORKSTATIONS INCLUDING: (2) SOLDERING STATIONS,
              METAL CHAIRS, (4) LEADER LBO-513A OSCILLOSCOPE, LEADER
              LBO-522 OSCILLOSCOPE, 20 MHZ, LEADER LOB-514A OSCILLOSCOPE,
              LEADER 1021 OSCILLOSCOPE, 20 MHZ, LEADER LBO-5861A WAVEFORM
              MONITOR, 5860B WAVEFORM MONITOR, 5850B VECTOROSCOPE, HIPOT
              TESTER, CUSTOM DESIGNED TEST FIXTURES, MONITORS, ZENITH PC'S

295    23016  (6) COMPLETE ELECTRIFIED INDIVIDUAL WORKSTATIONS,                $ 1,200.00          $ 1,800.00          $ 2,400.00
              (8) SOLDERING GUNS, METAL CHAIRS, PORTABLE
              INVENTORY CARTS, INSPECTION LAMPS, BALANCERS, LEADER LBO-522
              OSCILLOSCOPE, 20 MHZ, (3) LEADER LBO-514A OSCILLOSCOPE,
              LS-1020 OSCILLOSCOPE, 20 MHZ, LDC-8245 DIGITAL COUNTER,
              LBO-5861A WAVEFORM MONITOR, WAVETEK SAM III SIGNAL ANALYSIS
              METER, OLYPUS SZCTV STEREO MICROSCOPE

296    23017  (4) COMPLETE ELECTRIFIED INDIVIDUAL WORKSTATIONS,                $ 1,000.00          $ 1,500.00          $ 2,000.00
              W/BALANCERS, CUSTOM TEST FIXTURES, MONITORS, (3)
              LEADER LBO-514A OSCILLOSCOPE, (2) LEADER 3100A OSCILLOSCOPE,
              LEADER 1021 OSCILLOSCOPE, (3) LEADER LBO 513A OSCILLOSCOPE,
              (2) PANASONIC VP5720A OSCILLOSCOPE,HP3478 MULTIMETER, HP8519C
              CABLE TV ANALYZER, HP 8711B NETWORK ANALYZER

---------------------------------------------------------------------------------------------------------------------------------
                                                             PAGE TOTAL        $ 4,600.00          $ 6,900.00          $ 9,200.00
---------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC.
                              APPRAISAL DIVISION

                              ZENITH CORPORATION
                               CHIHUAHUA, MEXICO
                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------------
ITEM#  ID #   DESCRIPTION                                                      FLV                 FMV                 FMIP
---------------------------------------------------------------------------------------------------------------------------------
HORSE SHOES/WORK CELLS (CONT'D)
-------------------------------
---------------------------------------------------------------------------------------------------------------------------------
297    23018  (6) COMPLETE ELECTRIFIED INDIVIDUAL WORKSTATIONS,                $ 1,000.00          $ 1,500.00          $ 2,000.00
              (4) SOLDERING GUNS, METAL CHAIRS, CUSTOM TEST
              FIXTURES, (2) LEADER LVS-5850B VECTOROSCOPE,
              LBO-522 OSCILLOSCOPE, 20 MHZ, LBO 513A
              OSCILLOSCOPE, LBO-12C OSCILLOSCOPE

298    23019  (6) COMPLETE ELECTRIFIED INDIVIDUAL WORKSTATIONS,                $ 1,000.00          $ 1,500.00          $ 2,000.00
              (4) SOLDERING GUNS, METAL CHAIRS, CUSTOM TEST
              FIXTURES, (2) LEADER 5860B WAVEFORM MONITOR, (2)
              LEADER LBO-514A OSCILLOSCOPE, (4) LEADER LBO-513
              OSCILLOSCOPE, LEADER LBO-522 OSCILLOSCOPE, LEADER
              LVS-5850B  VECTOROSCOPE

299    23020   (6) COMPLETE ELECTRIFIED INDIVIDUAL WORKSTATIONS,               $ 1,000.00          $ 1,500.00          $ 2,000.00
               (4) SOLDERING GUNS, METAL CHAIRS, CUSTOM TEST
               FIXTURES, (2) LEADER 513A OSCILLOSCOPE, LDC-8235
               DIGITAL COUNTER, LBO-5860 WAVEFORM MONITOR,
               LVS-5850B VECTOROSCOPE

300    23021  (2) COMPLETE ELECTRIFIED INDIVIDUAL WORKSTATIONS,                $   700.00          $ 1,000.00          $ 1,250.00
              (4) SOLDERING GUNS, HIPOT TESTER, LEADER LBO-514A
              OSCILLOSCOPE, LEADER LBO-514A OSCILLOSCOPE, LEADER
              LBO-513A OSCILLOSCOPE, LEADER LBO-5860H WAVEFORM
              MONITOR

301    23022  (4) COMPLETE ELECTRIFIED INDIVIDUAL WORKSTATIONS,                $ 1,100.00          $ 1,600.00          $ 2,100.00
              (2) SOLDERING GUNS, CUSTOM TEST FIXTURES, TV'S, (3)
              LEADER LBO-513A OSCILLOSCOPE, LBO-522 OSCILLOSCOPE,
              514A OSCILLOSCOPE, LVS-5850 VECTOROSCOPE, 5860
              WAVEFORM MONITOR

---------------------------------------------------------------------------------------------------------------------------------
                                                             PAGE TOTAL        $ 4,800.00          $ 7,100.00          $ 9,350.00
---------------------------------------------------------------------------------------------------------------------------------

                     GREENWICH INDUSTRIAL SERVICES, LLC.
                              APPRAISAL DIVISION

                              ZENITH CORPORATION
                               CHIHUAHUA, MEXICO
                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------------
ITEM#  ID #   DESCRIPTION                                                      FLV                 FMV                 FMIP
---------------------------------------------------------------------------------------------------------------------------------
HORSE SHOES/WORK CELLS (CONT'D)
-------------------------------
---------------------------------------------------------------------------------------------------------------------------------
302    23023  (6) COMPLETE ELECTRIFIED INDIVIDUAL WORKSTATIONS,                $ 1,100.00          $ 1,600.00          $ 2,100.00
              (2) SOLDERING GUNS, CUSTOM TEST FIXTURES, GLUE
              DISPENSERS, (4) LEADER LBO-513A OSCILLOSCOPE, 522
              OSCILLOSCOPE, LBO-5860H WAVEFORM MONITOR, 5850C
              VECTOROSCOPE, PRECISION VOLTMETER

303    23024  (5) COMPLETE ELECTRIFIED INDIVIDUAL WORKSTATIONS,                $ 1,000.00          $ 1,500.00          $ 2,000.00
              (2) SOLDERING GUNS, CUSTOM TEST FIXTURES, GLUE
              DISPENSERS, W/(3) IONIZERS, REWORK SUPPLIES,
              MONITORS, TV'S, LEADER 514A OSCILLOSCOPE, (2)
              LEADER LVS-5850B VECTOROSCOPE, 513A OSCILLOSCOPE,
              5860L WAVEFORM MONITOR

304    23025  (5) COMPLETE ELECTRIFIED INDIVIDUAL WORKSTATIONS,                $ 1,000.00          $ 1,500.00          $ 2,000.00
              (2) SOLDERING GUNS, CUSTOM TEST FIXTURES, GLUE
              DISPENSERS, W/(2) IONIZERS, TV'S MONITORS, LEADER LBO-513A
              OSCILLOSCOPE, LEADER 1021 OSCILLOSCOPE, LEADER 514A
              OSCILLOSCOPE, LEADER 5860C WAVEFORM MONITOR, (2) LDC 8235
              DIGITAL COUNTER, LEADER LMV-181A MILLIVOLTMETER, 5860B
              WAVEFORM MONITOR

305    23026  (3) COMPLETE ELECTRIFIED INDIVIDUAL WORKSTATIONS,                $ 1,000.00          $ 1,500.00          $ 2,000.00
              (2) SOLDERING GUNS, CUSTOM TEST FIXTURES, GLUE
              DISPENSERS, W/HEAT GUN, TV'S, IONIZER, (3) LEADER
              LBO-513A OSCILLOSCOPE, 514A OSCILLOSCOPE, (2) LDC
              8235 DIGITAL COUNTER, LVS-5850B VECTOROSCOPE

306    23027  (5) COMPLETE ELECTRIFIED INDIVIDUAL WORKSTATIONS,                $ 1,000.00          $ 1,500.00          $ 2,000.00
              (4) SOLDERING GUNS, (3) IONIZERS, DRILL PRESS, TV,
              (2) LEADER 513A OSCILLOSCOPE, 508A OSCILLOSCOPE, 522
              OSCILLOSCOPE, 514 OSCILLOSCOPE, 507A OSCILLOSCOPE

---------------------------------------------------------------------------------------------------------------------------------
                                                             PAGE TOTAL        $ 5,100.00          $ 7,600.00          $10,100.00
---------------------------------------------------------------------------------------------------------------------------------

                     GREENWICH INDUSTRIAL SERVICES, LLC.
                              APPRAISAL DIVISION

                              ZENITH CORPORATION
                               CHIHUAHUA, MEXICO
                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------------
ITEM#  ID #   DESCRIPTION                                                      FLV                 FMV                 FMIP
---------------------------------------------------------------------------------------------------------------------------------
HORSE SHOES/WORK CELLS (CONT'D)
-------------------------------
---------------------------------------------------------------------------------------------------------------------------------
307    23028  (4) COMPLETE ELECTRIFIED INDIVIDUAL WORKSTATIONS,                $ 1,000.00          $ 1,250.00          $ 1,500.00
              (3) SOLDERING GUNS, (2) IONIZERS, DRILL PRESS, TV,
              (2) LEADER LBO-513 OSCILLOSCOPE, LBO-514A OSCILLOSCOPE, (3)
              LVS-5850B VECTOROSCOPE, LDC-8235 DIGITAL COUNTER, 5860L
              WAVEFORM MONITOR, LMV-181A MILLIVOLTMETER, HP-8558B SPECTRUM
              ANALYZER, HP-141S SPECTRUM ANALYZER, (2) WAVETEK SAM II
              ANALYSIS METER

308    23029  (4) COMPLETE ELECTRIFIED INDIVIDUAL WORKSTATIONS,                $ 2,000.00          $ 2,700.00          $ 3,500.00
              (4) SOLDERING GUNS, IONIZERS, HAND TOOLS, TV'S,
              LEADER LBO-513A OSCILLOSCOPE, LEADER LBO-522 OSCILLOSCOPE,
              LEADER LBO-516 OSCILLOSCOPE, (3) LEADER 514A OSCILLOSCOPE,
              LEADER LUS-5850A VECTOROSCOPE, LVS-5850B VECTOROSCOPE, (2)
              LEADER LMV-181A MILLIVOLTMETER, (2) WAVETEK SAM II DIGITAL
              ANALYSIS METER, BK PRECISION 1466 OSCILLOSCOPE, LEADER
              LBO-5860B WAVEFORM MONITOR, HP-8558B SPECTRUM ANALYZER

---------------------------------------------------------------------------------------------------------------------------------
QQC DEPARTMENT
---------------------------------------------------------------------------------------------------------------------------------
309    23030  (5) COMPLETE ELECTRIFIED INDIVIDUAL WORKSTATIONS,                $ 2,500.00          $ 3,000.00          $ 3,500.00
              METAL CHAIRS, TV, MONITOR, (5) LEADER LVS-5850B NTS
              VECTOROSCOPE, (5) LEADER 5860B WAVE FORM MON ITOR, (5) LEADER
              LMV-181A MILLIVOLTMETER, (5) LEADER LDC-8245 DIGITAL COUNTER,
              (5) LEADER LBO-513A OSCILLOSCOPE, BK PRECISION 1466A
              OSCILLOSCOPE, ZENITH HIPOT TESTER, TENMA ISOLATION
              TRANSFORMER

---------------------------------------------------------------------------------------------------------------------------------
                                                             PAGE TOTAL        $ 5,500.00          $ 6,950.00          $ 8,500.00
---------------------------------------------------------------------------------------------------------------------------------

                     GREENWICH INDUSTRIAL SERVICES, LLC.
                              APPRAISAL DIVISION

                              ZENITH CORPORATION
                               CHIHUAHUA, MEXICO
                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------------
ITEM#  ID #   DESCRIPTION                                                      FLV                 FMV                 FMIP
---------------------------------------------------------------------------------------------------------------------------------
QQC DEPARTMENT (CONT'D)
-----------------------
---------------------------------------------------------------------------------------------------------------------------------
310    23021  (5) COMPLETE ELECTRIFIED INDIVIDUAL WORKSTATIONS,                $ 2,500.00          $ 3,000.00          $ 3,500.00
              METAL CHAIRS, TV, MONITOR, (5) LEADER LVS-5850B NTS
              VECTOROSCOPE, (5) LEADER 5860B WAVE FORM MONITOR, (5) LEADER
              LMV-181A MILLIVOLTMETER, (5) LEADER LDC-8245 DIGITAL COUNTER,
              (5) LEADER LBO-513A OSCILLOSCOPE, BK PRECISION 1466A
              OSCILLOSCOPE, HIPOT TESTER, TENMA ISOLATION TRANSFORMER

311    23032  COMPLETE WORKSTATION INCLUDING TV, MONITOR, METAL                $   700.00          $ 1,000.00          $ 1,250.00
              CHAIR, (2) LEADER 513A OSCILLOSCOPES, 8235 DIGITAL
              COUNTER, ZENITH HIPOT TESTER, BK PRECISION 5265
              WAVEFORM MONITOR, WAVETEK 2410R SIGNAL GENERATOR

---------------------------------------------------------------------------------------------------------------------------------
QQC OFFICE
----------
---------------------------------------------------------------------------------------------------------------------------------
312           MISCELLANEOUS EQUIPMENT INCLUDING BUT NOT LIMITED                $ 1,000.00          $ 1,250.00          $ 1,500.00
              TO:  METAL DESKS, SWIVEL CHAIRS, LOCKER, FILING
              CABINET, MICROFICHE READERS, COAT RACK, PANASONIC
              KXP1124 PRINTER, IBM CLONE PC'S

---------------------------------------------------------------------------------------------------------------------------------
PACKING AREA
------------
---------------------------------------------------------------------------------------------------------------------------------
313    23034  MISCELLANEOUS EQUIPMENT INCLUDING BUT NOT LIMITED                $ 1,000.00          $ 1,250.00          $ 1,500.00
              TO: 20" POWER BELT CONVEYOR, ROLLER CONVEYOR,
              PACKAGING/TAPE MACHINE, LABELER W/COMPUTER,
              MONITOR, PANASONIC KX-P2624 PRINTER, WORK TABLES,
              ZENITH HIGH SPEED PRINTER

---------------------------------------------------------------------------------------------------------------------------------
SHIPPING AREA/SUPPLY AREA
-------------------------
---------------------------------------------------------------------------------------------------------------------------------
314           MISCELLANEOUS EQUIPMENT INCLUDING BUT NOT LIMITED                $ 1,500.00          $ 2,000.00          $ 2,500.00
              TO: MEDIUM DUTY PALLET RACKING, TOLEDO SCALE, METAL
              DESKS, LOCKERS, PERSONAL COMPUTER, FILING CABINETS,
              PALLET JACKS, PORTABLE STAIRCASE, BARREL CART,
              STEEL CAGE

---------------------------------------------------------------------------------------------------------------------------------
                                                             PAGE TOTAL        $ 6,700.00          $ 8,500.00          $10,250.00
---------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC.
                              APPRAISAL DIVISION

                              ZENITH CORPORATION
                               CHIHUAHUA, MEXICO
                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------------
ITEM#  ID #   DESCRIPTION                                                      FLV                 FMV                 FMIP
---------------------------------------------------------------------------------------------------------------------------------
SCRAP AREA
----------
---------------------------------------------------------------------------------------------------------------------------------
315    73035  (2) LINES INCLUDES WORK BENCHES, METAL CHAIRS,                   $   750.00          $ 1,000.00          $ 1,250.00
              FANS, PALLET JACK, 20" POWER BELT CONVEYOR (NOT IN
              SERVICE), PANASONIC KX-P2624 PRINTER, ZEBRA 2 LABEL
              PRINTER, MONITORS, EPSON LQ570 PRINTER, STEEL CAGE,
              METAL SHELVING

---------------------------------------------------------------------------------------------------------------------------------
WAREHOUSE (MISCELLANEOUS)
-------------------------
---------------------------------------------------------------------------------------------------------------------------------
316           APPROXIMATELY (11) SECTIONS OF MEDIUM DUTY PALLET                $10,000.00          $12,000.00          $15,000.00
              RACKING, PORTABLE STAIRCASE, APPROXIMATELY (94)
              PORTABLE/STATIONARY METRO CARTS, LOCKERS, INVENTORY
              METAL CARTS

---------------------------------------------------------------------------------------------------------------------------------
TEST EQUIPMENT (STORAGE/REPAIR)
-------------------------------
---------------------------------------------------------------------------------------------------------------------------------
317           MISCELLANEOUS EQUIPMENT INCLUDING BUT NOT LIMITED                $ 5,000.00          $ 6,000.00          $ 7,000.00
              TO: WORKSTATIONS, SOLDERING GUNS, WOODEN DESK,
              CHAIRS, FILING CABINETS, METAL SHELVING, CUSTOM TEST
              FIXTURES, TV'S, LEADER LBO-513A OSCILLOSCOPES, LBO-514
              OSCILLOSCOPES, LBO-513 OSCILLOSCOPES, LBO-517 OSCILLOSCOPES,
              LBO-522 OSCILLOSCOPES, 1021 OSCILLOSCOPES, LDC-8235 DIGITAL
              COUNTER, LMV-111A MILLIVOLTMETERS, 5851V VECTOROSCOPE,
              LCG-396 PATTERN GENERATOR, PANASONIC VP5720A OSCILLOSCOPE,
              ZENITH HIPOT TESTERS, POWER SUPPLIES, HP-3466A DIGITAL
              MULTIMETER, HP SPECTRUM ANALYZER, BK PRECISION 1466A
              OSCILLOSCOPES, HP-3478A MULTIMETER, 34401A MULTIMETER, 486
              PC W/PANASONIC KX-P-1624 PRINTER

---------------------------------------------------------------------------------------------------------------------------------
MACHINE SHOP
------------
---------------------------------------------------------------------------------------------------------------------------------
318    23036  BRIDGEPORT VERTICAL MILLING MACHINE, 9" X 42"                    $ 1,500.00          $ 2,000.00          $ 2,500.00
              TABLE, S/N 49511

319    23037  DOALL SURFACE GRINDER, DH-612 W/6" X 12" PERMANENT               $   750.00          $ 1,000.00          $ 1,250.00
              MAGNETIC CHUCK, S/N 138-661959

---------------------------------------------------------------------------------------------------------------------------------
                                                             PAGE TOTAL        $18,000.00          $22,000.00          $27,000.00
---------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC.
                              APPRAISAL DIVISION

                              ZENITH CORPORATION
                               CHIHUAHUA, MEXICO
                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------------
ITEM#  ID #   DESCRIPTION                                                      FLV                 FMV                 FMIP
---------------------------------------------------------------------------------------------------------------------------------
MACHINE SHOP
------------
---------------------------------------------------------------------------------------------------------------------------------
320    23038  MONARCH ENGINE LATHE 10EE, S/N 23389, W/TAILSTOCK,               $ 2,500.00          $ 3,000.00          $ 3,500.00
              TOOLPOST HOLDER, 14" SWING, 20" CC

321           MISCELLANEOUS EQUIPMENT INCLUDING BUT NOT LIMITED                $ 3,000.00          $ 3,500.00          $ 4,000.00
              TO: ACETYLENE TORCH CARTS, CIRCULAR SAW, MILLER ARC
              WELDER, BENCHVISE, TOOLING, VOLTAGE REGULATOR,
              OVEN, FLOOR SCRUBBER, ENDLESS BELT SANDER, DOUBLE
              END GRINDER, WORK TABLES, DRILL  PRESS, METAL DESK,
              PERSONAL COMPUTER, SWIVEL CHAIR, LADDERS,
              PERISHABLE TOOLING

---------------------------------------------------------------------------------------------------------------------------------
OUTSIDE
-------
---------------------------------------------------------------------------------------------------------------------------------
322    23039  ITSA AIR COMPRESSOR, I-2-91200-11, S/N B90667G62,                $   750.00          $ 1,000.00          $ 1,250.00
              20 HP

323    23040  ITSA AIR COMPRESSOR, I-2-91200-11, S/N B90667G62,                $ 1,000.00          $ 1,250.00          $ 1,500.00
              30 HP

324           MISCELLANEOUS EQUIPMENT INCLUDING BUT NOT LIMITED                $ 2,000.00          $ 2,500.00          $ 3,000.00
              TO: SULLAIR AIR DRYERS, WELLER FUMEX EXHAUST
              SYSTEM, LADDERS, SHELVING, RAW MATERIALS, TOOLS,
              BLOWERS, LOCKERS, METAL BENDING BRAKE, ARBOR
              PRESSES, MOTORS, METRO CART, DRILL PRESS, WOMACK
              HYDRAULIC PRESS

325    23041  YALE LPG FORKLIFT, S/N 549812, SIDESHIFT, OROP,                  $ 2,000.00          $ 2,500.00          $ 3,000.00
              5,405 HOURS

326    23042  AIR HYDRAULICS MODEL C-400, S/N 0591/J3458.                      $   600.00          $   700.00          $   800.00
              HYDRAULIC PRESS

---------------------------------------------------------------------------------------------------------------------------------
                                                             PAGE TOTAL        $11,850.00          $14,450.00          $17,050.00
---------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC.
                              APPRAISAL DIVISION

                              ZENITH CORPORATION
                               CHIHUAHUA, MEXICO
                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------------
ITEM#  ID #   DESCRIPTION                                                      FLV                 FMV                 FMIP
---------------------------------------------------------------------------------------------------------------------------------
TECHNICAL SUPPORT
-----------------
---------------------------------------------------------------------------------------------------------------------------------
327           MISCELLANEOUS TEST OFFICE EQUIPMENT INCLUDING BUT                $ 4,000.00          $ 5,000.00          $ 6,000.00
              NOT LIMITED TO: CUSTOM TEST FIXTURES, TV'S, HP
              DISTORTION MEASUREMENT SET, PANASONIC SIGNAL GENERATOR,
              LEADER 513A OSCILLOSCOPES, LEADER LS1020 OSCILLOSCOPES, 522
              OSCILLOSCOPES, LEADER LDC-8235 DIGITAL COUNTER, SYNC
              GENERATORS 1410, AGILE MODULATORS 360HL, RCA TV MODULATORS
              CTM-20, METAL DESKS, CHAIRS, ELECTRIFIED WORKSTATIONS,
              PERSONAL COMPUTERS 486, MONITORS, GATEWAY 2000 P5-75
              COMPUTER, ZENITH/GATEWAY MONITORS, BOOKSHELF, HP LASERJET
              4L, (2) TEKTRONIX 2445 150 MHZ OSCILLOSCOPE, HP4274A MULTI
              FREQUENCY LCR METER, LEADER LBO-5860L WAVEFORM MONITOR,
              HP-54601A 100 MHZ OSCILLOSCOPE, HP POWER SUPPLIES, SOLDERING
              GUNS, WAVETEK 2410 SIGNAL GENERATOR, HP-8591C OSCILLOSCOPE,
              HP577 CURVE TRACER

---------------------------------------------------------------------------------------------------------------------------------
TOOL CRIB OFFICE
----------------
---------------------------------------------------------------------------------------------------------------------------------
328           MISCELLANEOUS EQUIPMENT INCLUDING BUT NOT LIMITED                $   600.00          $   700.00          $   800.00
              TO: WOODEN DESK, MATCHING GLASS BOOKCASE, SIDE
              CHAIRS, PARTS BINS, TYPEWRITER, (2) MOTOROLA
              TWO-WAY RADIOS, LOCKERS, FILING CABINETS

---------------------------------------------------------------------------------------------------------------------------------
TOOL CRIB SUPPLY AREA
---------------------
---------------------------------------------------------------------------------------------------------------------------------
329           MISCELLANEOUS SUPPLIES INCLUDING BUT NOT LIMITED                 $ 1,000.00          $ 1,500.00          $ 2,000.00
              TO: TAPE, GLOVES, CRIMPING TOOLS, NUTS, BOLTS,
              CONDUIT PIPE, HAND TOOLS, TORQUE WRENCHES,
              SOLDERING GUNS, POWER TOOLS INCLUDING:  DRILLS,
              SOLDERING IRON, CLEANING SUPPLIES, PARTS BIN,
              PNEUMATIC TOOLS, WASHERS, BULBS, SAWZALLS, CIRCULAR
              SAWS, PRESSURIZED SPRAY TANKS, FLAMMABLE STORAGE
              CABINET

---------------------------------------------------------------------------------------------------------------------------------
                                                             PAGE TOTAL        $ 5,600.00          $ 7,200.00          $ 8,800.00
---------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC.
                              APPRAISAL DIVISION

                              ZENITH CORPORATION
                               CHIHUAHUA, MEXICO
                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------------
ITEM#  ID #   DESCRIPTION                                                      FLV                 FMV                 FMIP
---------------------------------------------------------------------------------------------------------------------------------
SIGNAL DECK ROOM
----------------
---------------------------------------------------------------------------------------------------------------------------------
330           MISCELLANEOUS EQUIPMENT INCLUDING BUT NOT LIMITED                $ 4,000.00          $ 5,000.00          $ 7,000.00
              TO: CUSTOM DESIGNED TEST FIXTURE, RACKS INCLUDING:
              TELEVISION, MODULATORS, ENCODERS, MULTIPLE
              FREQUENCY SIGNAL GENERATORS, POWER SUPPLIES, WOODEN
              DESK, (2) IBM 3274 41C NETWORK SERVER, LEADER
              LCG400 PATTERN GENERATOR, LEADER NTSC VECTOROSCOPE,
              LEADER LCG-396 PATTERN GENERATOR, LEADER LS-1020
              OSCILLOSCOPE 20 MHZ, RCA TELEVISION MODULATOR, HP
              SPECTRUM ANALYZER

331           MISCELLANEOUS EQUIPMENT INCLUDING BUT NOT LIMITED                $   500.00          $   600.00          $   700.00
              TO: WOODEN DESK, CHAIRS, COMPUTER WORKSTATIONS,
              METAL SHELVING, CHECK UP CUSHIONED COUNTERS, OVEN,
              MEDICAL SUPPLIES, REFRIGERATOR, SCALE

---------------------------------------------------------------------------------------------------------------------------------
CAFETERIA
---------
---------------------------------------------------------------------------------------------------------------------------------
332           MISCELLANEOUS EQUIPMENT INCLUDING BUT NOT LIMITED                $ 2,000.00          $ 3,000.00          $ 4,000.00
              TO: (16) FORMICA TOP TABLES, TWO WOODEN TABLES,
              (90) PLASTIC CHAIRS, PLASTIC TRAYS, MIXERS,
              STAINLESS STEEL BUFFET STYLE SERVING STATIONS,
              WORKTABLES, SCALE, SHELVING, MIXERS, OVENS, GRILLS,
              CONVEYOR BELT, MISCELLANEOUS POTS, PANS, DISPENSING
              TANK, CASH REGISTERS

333    23043  VICTORY FREEZER FS2D5-5 PROP# 23043, S/N A-8432V30               $ 1,000.00          $ 1,500.00          $ 2,000.00

334    23044  REFRIGERATOR                                                     $   400.00          $   500.00          $   600.00

335    23045  TRAULSEN REFRIGERATOR                                            $   800.00          $ 1,000.00          $ 1,200.00

336    23046  VICTORY 3-DOOR REFRIGERATOR MODEL RA-30-53, S/N                  $   850.00          $ 1,200.00          $ 1,400.00
              A-8149V29

---------------------------------------------------------------------------------------------------------------------------------
                                                             PAGE TOTAL        $ 9,550.00          $12,800.00          $16,900.00
---------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC.
                              APPRAISAL DIVISION

                              ZENITH CORPORATION
                               CHIHUAHUA, MEXICO
                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------------
ITEM#  ID #   DESCRIPTION                                                      FLV                 FMV                 FMIP
---------------------------------------------------------------------------------------------------------------------------------
CAFETERIA (CONT'D)
------------------
---------------------------------------------------------------------------------------------------------------------------------
337    23047  HOBART DISHWASHER, SINGLE STATION                                $   800.00          $ 1,000.00          $ 1,200.00

---------------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS
--------------
---------------------------------------------------------------------------------------------------------------------------------
338           MISCELLANEOUS OFFICE EQUIPMENT INCLUDING BUT NOT                 $ 3,000.00          $ 4,000.00          $ 5,000.00
              LIMITED TO: COMPLETE NETWORK SYSTEM INCLUDING
              LEVITON TELCOM DISTRIBUTORS, SWITCHES, POWERWARE,
              PRESTIGE UPS, ZEBRA LABEL PRINTER, VARIOUS
              MONITORS, EPSON LQ2550 PRINTER, CUSTOM DESIGNED
              TEST RACK, HP-465B SCOPE, SPARE PARTS

---------------------------------------------------------------------------------------------------------------------------------
MATERIAL/PRODUCTION OFFICE
--------------------------
---------------------------------------------------------------------------------------------------------------------------------
339           MISCELLANEOUS EQUIPMENT INCLUDING BUT NOT LIMITED                $ 2,000.00          $ 2,500.00          $ 3,000.00
              TO: (7) WOODEN DESKS, CHAIRS, FILING CABINETS, (3)
              ZENITH 486 PERSONAL COMPUTER, OKIDATA OL400
              PRINTER, (2) PANASONIC KXP1624 PRINTER, HP LASERJET
              IIP PLUS PRINTER

---------------------------------------------------------------------------------------------------------------------------------
ENGINEERING OFFICE
------------------
---------------------------------------------------------------------------------------------------------------------------------
340           MISCELLANEOUS OFFICE EQUIPMENT INCLUDING BUT NOT                 $ 2,000.00          $ 2,500.00          $ 3,000.00
              LIMITED TO: (5) WOODEN DESKS, PRINTER, TABLES,
              SWIVEL CHAIRS, BOOKCASES, FILING CABINETS, COMPUADD
              PC MONITOR, (3) ZENITH 486 PC MONITOR, WYSE, EPSON
              LQ1170 PRINTER, EPSON FX-1170 PRINTER, ZENITH HIGH
              SPEED PRINTER

---------------------------------------------------------------------------------------------------------------------------------
SALES OFFICE/CONFERENCE ROOM/SIDE OFFICES
-----------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
341           EXECUTIVE FURNITURE SET INCLUDING:  WOODEN DESK,                 $ 2,000.00          $ 2,400.00          $ 2,800.00
              CREDENZA, 3-SIDE CHAIRS, SWIVEL CHAIR, GLASS
              BOOKCASE, LAPTOP COMPUTER, MONITOR, HP LASERJET 4L
              PRINTER, CANON FAXPHONE 80, 12' CONFERENCE ROOM
              TABLE, (6) MATCHING SIDE CHAIRS, MATCHING WOODEN
              FURNITURE SETS INCLUDING DESK, FILING CABINET,
              TABLE, 486 PC, ZENITH MONITOR, HP DESKJET 1000 C
              PRINTER

---------------------------------------------------------------------------------------------------------------------------------
                                                             PAGE TOTAL        $ 9,800.00          $12,400.00          $15,000.00
---------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC.
                              APPRAISAL DIVISION

                              ZENITH CORPORATION
                               CHIHUAHUA, MEXICO
                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------------
ITEM#  ID #   DESCRIPTION                                                      FLV                 FMV                 FMIP
---------------------------------------------------------------------------------------------------------------------------------
RECEPTIONISTS AREA/SIDE OFFICES
-------------------------------
---------------------------------------------------------------------------------------------------------------------------------
342           CUSTOM DESIGNED FORMICA TOP "U" SHAPED                           $ 1,000.00          $ 1,250.00          $ 1,500.00
              RECEPTIONISTS DESK INCLUDING:  CABINETS, DESK,
              CHAIR, WOODEN DESK, BOOKSHELF, FILING CABINETS,
              METAL SHELVING, METRO SHELVES

---------------------------------------------------------------------------------------------------------------------------------
PERSONAL OFFICE/TIMEKEEPING
---------------------------
---------------------------------------------------------------------------------------------------------------------------------
343           MATCHING WOODEN OFFICE SET INCLUDING:  DESK,                     $ 2,000.00          $ 2,500.00          $ 3,000.00
              CREDENZA, COMPUTER TABLE, FILING CABINETS, CHAIRS,
              SAFE, (2) GATEWAY 2000 4DX2-66 PC'S, (2) GATEWAY
              MONITORS, EPSON ACTION LASER 1500 PRINTER, EPSON
              LQ1070 PRINTER, 486 PC

---------------------------------------------------------------------------------------------------------------------------------
PURCHASING OFFICE
-----------------
---------------------------------------------------------------------------------------------------------------------------------
344           (2) WOODEN DESKS W/MATCHING SHELVES, FILING                      $ 2,500.00          $ 3,000.00          $ 3,500.00
              CABINETS, A/C UNIT, CHAIRS, (2) GATEWAY E-3000 166
              MHZ PC, (2) GATEWAY VIVITRON MONITOR 17", (2) EPSON
              LQ2070 PRINTER, EPSON FX-1170 PRINTER, PANAFAX
              UF-250 FAX MACHINE

---------------------------------------------------------------------------------------------------------------------------------
COMPUTER ROOM (LOCKED ROOM)
---------------------------
---------------------------------------------------------------------------------------------------------------------------------
345           (3) PENTIUM GATEWAY 2000 PC'S 486 PC, MISCELLANEOUS              $ 3,000.00          $ 3,500.00          $ 4,000.00
              EQUIPMENT INCLUDING DESKS, CHAIRS

---------------------------------------------------------------------------------------------------------------------------------
GATEHOUSE
---------
---------------------------------------------------------------------------------------------------------------------------------
346           PHASE EIGHT SECURITY SYSTEM COMPLETE W/12 CAMERAS                $   600.00          $   800.00          $ 1,000.00
              THROUGHOUT PLANT, (3) MONITORS BLACK AND WHITE,
              W/REMOTE INDICATING PANEL RIP-230/SBP,
              MISCELLANEOUS EQUIPMENT INCLUDING BUT NOT LIMITED
              TO:  286 P/C EPSON LQ-800, LANEX 486 P/C, SHARP
              MICROWAVE, CHAIRS, LOCKERS, SHELVING

---------------------------------------------------------------------------------------------------------------------------------
                                                             PAGE TOTAL        $ 9,100.00          $11,050.00          $13,000.00
                                                  GRAND TOTAL PLANT #11       $184,350.00         $238,500.00         $297,100.00
                                                  GRAND TOTAL CHIHUAHUA     $5,628,250.00       $6,872,550.00       $8,370,900.00
---------------------------------------------------------------------------------------------------------------------------------